                                                                     Exhibit 4.1

================================================================================


                        NAVISTAR FINANCIAL CORPORATION,


                                   as Issuer

                                      and



                        THE FUJI BANK AND TRUST COMPANY,


                                   as Trustee


                              ____________________


                                   INDENTURE

                            Dated as of May 30, 1997


                              ____________________


                                  $100,000,000

                     9% Senior Subordinated Notes due 2002


================================================================================

                             CROSS-REFERENCE TABLE
                             ---------------------

  TIA                                                                Indenture
Section                                                               Section
-------                                                              ---------

(S)310(a)(1).............................................               7.10
      (a)(2).............................................               7.10
      (a)(3).............................................               N.A.
      (a)(4).............................................               N.A.
      (a)(5).............................................               7.10
      (b)................................................    7.8; 7.10; 10.2
      (c)................................................               N.A.
(S)311(a)................................................               7.11
      (b)................................................               7.11
      (c)................................................               N.A.
(S)312(a)................................................                2.5
      (b)................................................               10.3
      (c)................................................               10.3
(S)313(a)................................................                7.6
      (b)(1).............................................                7.6
      (b)(2).............................................                7.6
      (c)................................................          7.6; 10.2
      (d)................................................                7.6
(S)314(a)................................................     4.6; 4.7; 10.2
      (b)................................................               N.A.
      (c)(1).............................................               10.4
      (c)(2).............................................               10.4
      (c)(3).............................................               10.4
      (d)................................................               N.A.
      (e)................................................               10.5
      (f)................................................               N.A.
(S)315(a)................................................             7.1(b)
      (b)................................................          7.5; 10.2
      (c)................................................             7.1(a)
      (d)................................................             7.1(c)
      (e)................................................               6.11
(S)316(a) (last sentence)................................                2.9
      (a)(1)(A)..........................................                6.5
      (a)(1)(B)..........................................                6.4
      (a)(2).............................................               N.A.
      (b)................................................           6.6, 6.7
      (c)................................................                9.4
(S)317(a)(1).............................................                6.8
      (a)(2).............................................                6.9
      (b)................................................                2.4
(S)318(a)................................................               10.1

     (c)..........................             10.1


---------------
N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1    Definitions...................................................1
SECTION 1.2    Incorporation by Reference of Trust Indenture Act............28
SECTION 1.3    Rules of Construction........................................29


                                  ARTICLE II

                                THE SECURITIES

SECTION 2.1    Form and Dating..............................................30
SECTION 2.2    Execution and Authentication.................................32
SECTION 2.3    Registrar and Paying Agent...................................33
SECTION 2.4    Paying Agent To Hold Money in Trust..........................34
SECTION 2.5    Securityholder Lists.........................................34
SECTION 2.6    Transfer and Exchange........................................34
SECTION 2.7    Replacement Securities.......................................47
SECTION 2.8    Temporary Securities.........................................48
SECTION 2.9    Cancellation.................................................49
SECTION 2.10   Defaulted Interest...........................................49
SECTION 2.11   CUSIP or CINS Number.........................................51
SECTION 2.12   Payments of Interest.........................................51


                                  ARTICLE III

                                  [RESERVED]


                                  ARTICLE IV

                                   COVENANTS

SECTION 4.1    Payment of Securities........................................52
SECTION 4.2    Maintenance of Office or Agency..............................53
SECTION 4.3    Corporate Existence..........................................53

                                                                            Page
                                                                            ----
SECTION 4.4    Payment of Taxes and Other Claims........................... 54
SECTION 4.5    Maintenance of Properties;
                  Insurance; Books and Records;
                  Compliance with Law...................................... 54
SECTION 4.6    Compliance Certificates..................................... 55
SECTION 4.7    Reports..................................................... 57
SECTION 4.8    Maintenance of Consolidated Fixed
                  Charge Coverage Ratio.................................... 58
SECTION 4.9    Limitation on Indebtedness.................................. 58
SECTION 4.10   Waiver of Stay, Extension or Usury
                  Laws..................................................... 59
SECTION 4.11   Change of Control........................................... 60
SECTION 4.12   Limitation on Transactions with
                  Affiliates............................................... 62
SECTION 4.13   Limitation on Liens......................................... 63
SECTION 4.14   Limitation on Payment Restrictions
                  Affecting Subsidiaries................................... 65
SECTION 4.15   Limitation on Guarantees by
                  Subsidiaries............................................. 65
SECTION 4.16   Limitation on Senior Subordinated
                  Indebtedness............................................. 67
SECTION 4.17   Limitation on Termination of Master
                  Intercompany Agreement................................... 68

                                   ARTICLE V


                             SUCCESSOR CORPORATION

SECTION 5.1    Merger, Consolidation, Etc.................................. 68
SECTION 5.2    Successor Entity Substituted................................ 71

                                  ARTICLE VI


                             DEFAULT AND REMEDIES

SECTION 6.1    Events of Default........................................... 72
SECTION 6.2    Acceleration................................................ 75
SECTION 6.3    Other Remedies.............................................. 76
SECTION 6.4    Waiver of Past Default...................................... 76
SECTION 6.5    Control by Majority......................................... 77
SECTION 6.6    Limitation on Suits......................................... 77

                                                                            Page
                                                                            ----

SECTION 6.7    Rights of Holders To Receive
                  Payment.................................................. 78
SECTION 6.8    Collection Suit by Trustee.................................. 78
SECTION 6.9    Trustee May File Proofs of Claim............................ 78
SECTION 6.10   Priorities.................................................. 79
SECTION 6.11   Undertaking for Costs....................................... 80
SECTION 6.12   Rights and Remedies Cumulative.............................. 80
SECTION 6.13   Delay or Omission Not Waiver................................ 80
SECTION 6.14   Restoration of Rights and Remedies.......................... 81

                                  ARTICLE VII


                                    TRUSTEE

SECTION 7.1    Duties of Trustee........................................... 81
SECTION 7.2    Rights of Trustee........................................... 83
SECTION 7.3    Individual Rights of Trustee................................ 84
SECTION 7.4    Trustee's Disclaimer........................................ 84
SECTION 7.5    Notice of Defaults.......................................... 84
SECTION 7.6    Reports by Trustee to Holders............................... 85
SECTION 7.7    Compensation and Indemnity.................................. 85
SECTION 7.8    Replacement of Trustee...................................... 86
SECTION 7.9    Successor Trustee by Merger, Etc............................ 88
SECTION 7.10   Eligibility; Disqualification............................... 88
SECTION 7.11   Preferential Collection of Claims
                  Against Company.......................................... 88

                                 ARTICLE VIII


                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.1    Termination of the Company's
                  Obligations.............................................. 89
SECTION 8.2    Legal Defeasance and Covenant
                  Defeasance............................................... 91
SECTION 8.3    Application of Trust Money.................................. 97
SECTION 8.4    Repayment to Company or Subsidiary
                  Guarantors............................................... 97
SECTION 8.5    Reinstatement............................................... 98

                                                                            Page
                                                                            ----

                                  ARTICLE IX


                      AMENDMENTS, SUPPLEMENTS AND WAIVERS
SECTION 9.1    Without Consent of Holders.................................  98
SECTION 9.2    With Consent of Holders....................................  99
SECTION 9.3    Compliance with Trust Indenture
                  Act..................................................... 101
SECTION 9.4    Revocation and Effect of Consents.......................... 101
SECTION 9.5    Notation on or Exchange of
                  Securities.............................................. 102
SECTION 9.6    Trustee to Sign Amendments, Etc............................ 103

                                   ARTICLE X


                                 MISCELLANEOUS

SECTION 10.1   Trust Indenture Act Controls............................... 103
SECTION 10.2   Notices.................................................... 103
SECTION 10.3   Communications by Holders with
                  Other Holders........................................... 105
SECTION 10.4   Certificate and Opinion of Counsel
                  as to Conditions Precedent.............................. 105
SECTION 10.5   Statements Required in Certificate
                  and Opinion of Counsel.................................. 106
SECTION 10.6   Rules by Trustee, Paying Agent,
                  Registrar............................................... 106
SECTION 10.7   Legal Holidays............................................. 106
SECTION 10.8   Governing Law.............................................. 107
SECTION 10.9   No Recourse Against Others................................. 107
SECTION 10.10  Successors................................................. 107
SECTION 10.11  Counterparts............................................... 107
SECTION 10.12  Severability............................................... 107
SECTION 10.13  Table of Contents, Headings, Etc........................... 108
SECTION 10.14  No Adverse Interpretation of Other
                  Agreements.............................................. 108
SECTION 10.15  Benefits of Indenture...................................... 108
SECTION 10.16  Independence of Covenants.................................. 108

                                                                            Page
                                                                            ----
                                   ARTICLE XI


                          SUBORDINATION OF SECURITIES

SECTION 11.1   Agreement to Subordinate.................................... 109
SECTION 11.2   Subrogation................................................. 112
SECTION 11.3   Relative Rights............................................. 113
SECTION 11.4   Trustee To Effectuate
                  Subordination............................................ 114
SECTION 11.5   Trustee Not Fiduciary for Holders
                  of Senior Indebtedness of the
                  Company.................................................. 114
SECTION 11.6   Notice by Company........................................... 114
SECTION 11.7   Rights of Trustee........................................... 115
SECTION 11.8   Company May Not Impair
                  Subordination............................................ 115
SECTION 11.9   Rights of Paying Agent...................................... 115

SIGNATURES ................................................................ S-1


EXHIBIT A - Form of Security
EXHIBIT B - Terms of Subsidiary Guarantee
EXHIBIT C - Form of Subsidiary Guarantee
EXHIBIT D   Form of Certificate of Transfer
EXHIBIT E   Form of Certificate of Exchange

          INDENTURE dated as of May 30, 1997, between NAVISTAR FINANCIAL CORPORATION, a Delaware corporation, as Issuer (the "Company"), and THE FUJI BANK AND TRUST COMPANY, as Trustee (the "Trustee").

          The Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance of the    9% Senior Subordinated Notes due
June 1, 2002 of the Company (the "Securities") to be issued as provided for in this Indenture. All things necessary to make the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid, binding agreement of the Company, in accordance with their respective terms, have been done.

          The parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders:

                                   ARTICLE I


                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

          SECTION 1.1  Definitions.

          "Acquired Indebtedness" of any specified Person means Indebtedness of any other Person and its Subsidiaries existing at the time such other Person merged with or into or became a Subsidiary of such specified Person or assumed by the specified Person in connection with the acquisition of assets from such other Person including, without limitation, Indebtedness of such other Person and its Subsidiaries incurred by the specified Person in connection with or in anticipation of (a) such other Person and its Subsidiaries being merged with or into or becoming a Subsidiary of such specified Person or (b) such acquisition by the specified Person.

          "Additional Interest" shall have the meaning set forth in the Registration Rights Agreement.

          "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person, as the case may be. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of the referent Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

          "Agent" means any Registrar, Paying Agent or co-registrar.  See
Section 2.3.

          "Applicable Procedures" means with respect to any transfer or exchange of interests in a Global Security, the rules and procedures of DTC, Euroclear or Cedel that apply to such transfer or exchange.

          An "Associate" of, or a Person "associated" with, any Person means (i) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (ii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

          "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or state law for the relief, reorganization, adjustment or recomposition of debtors.

          "Board of Directors" means with respect to any Person, the Board of Directors of such Person or any committee of such Board of Directors authorized to act for it hereunder.

          "Business Day" means any day except a Saturday, a Sunday or any day on which banking institutions in either New York City, New York or Chicago, Illinois are required or authorized by law or other governmental action to be closed.

          "Capitalized Lease Obligation" means obligations under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this Indenture, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP. The Stated Maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without penalty.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, including each class of Common or Preferred Stock of such Person, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

          "Change of Control" means the occurrence of one or more of the following events: (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than employee or retiree benefit plans or trusts sponsored or established by the Company or Transportation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) securities of Navistar representing 25% or more of the combined voting power of Navistar's then outstanding Voting Stock, (B) securities of the Company representing 49% or more of the combined voting power of the Company's then outstanding Voting Stock or
(C) securities of Transportation representing 50% or more of the combined voting power of Transportation's then outstanding Voting Stock; (ii) the following individuals cease for any reason to constitute more than three-fourths of the number of directors then serving on the Board of Directors of Navistar: individuals who, on the date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of the office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Navistar) whose appointment or election by the Board of

Directors or nomination for election by the Company's stockholders was approved by the vote of at least two-thirds (2/3) of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended; (iii) the shareholders of Navistar, of Transportation or of the Company shall approve any Plan of Liquidation (whether or not otherwise in compliance with the provisions of this Indenture); or (iv) the Company consolidates with or merges with or into another Person, or the Company or any Subsidiary of the Company, directly or indirectly, sells, assigns, conveys, transfers, leases or otherwise disposes of, in one transaction or a series of related transactions, all or substantially all of the property or assets of the Company and the Subsidiaries of the Company (determined on a consolidated basis) to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, and, as a result of which, neither Navistar nor Transportation has "beneficial ownership" (as set forth above), directly or indirectly, of at least 50% (fifty percent) of the combined voting power of the then outstanding Voting Stock of the surviving or transferee corporation, provided that neither (x) the merger of a Subsidiary of the Company into the Company or into any Wholly Owned Subsidiary of the Company nor (y) a series of transactions involving the sale of Receivables or interests therein in the ordinary course of business by the Company or a Securitization Subsidiary in connection with a Qualified Securitization Transaction, shall be deemed to be a Change of Control.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          "Cedel" means Cedel Bank, societe anonyme.

          "Change of Control Date" has the meaning provided in Section 4.11.

          "Change of Control Offer" has the meaning provided in Section 4.11.

          "Change of Control Payment Date" has the meaning provided in Section 4.11.

          "Change of Control Triggering Event" means the occurrence of both (a) a Change of Control and (b) a Ratings Event.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

          "Company" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and, thereafter, means the successor.

          "Consolidated EBITDA" for any Person means, for any period for which it is to be determined, the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Net Income of such Person and its Consolidated Subsidiaries for such period; (ii) cash payments made to the Company during such period or within 30 days after such period by Navistar or Transportation pursuant to the Amended and Restated Parents' Side Agreement, as amended and restated as of November 4, 1994, among the Company, Navistar and Transportation or any other similar agreement; and (iii) only to the extent Consolidated Net Income has been reduced thereby, (A) Consolidated Tax Expense of such Person and its Consolidated Subsidiaries for such period; (B) Consolidated Interest Expense of such Person for such period; and (C) all depreciation and amortization expense (including, without limitation, amortization of capitalized debt issuance costs) and other non-cash expenses (other than any non-cash item which requires the accrual of or a reserve for cash charges for any future period and other than any non-cash charge constituting an extraordinary item of loss) of such Person and its Consolidated Subsidiaries for such period, less the amount of consolidated non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis in conformity with GAAP.

          "Consolidated Fixed Charge Coverage Ratio" means, with respect to any Person, the ratio of (a) the aggregate amount of Consolidated EBITDA of such Person for the four full Fiscal Quarters ending on or immediately prior to the date of measurement (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to (b) the aggregate Consolidated Fixed Charges of such Person for such Four Quarter Period.

          "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Interest Expense; and (ii) the product of (x) the amount of all dividend requirements (whether or not declared) on Preferred Stock of such Person, whether in cash or otherwise (except dividends payable in shares of Common Stock) paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state, local and foreign tax rate (expressed as a decimal number between 1 and 0) of such Person (as reflected in the audited consolidated financial statements of such Person for the most recently completed fiscal year).

          "Consolidated Interest Expense" means, with respect to any Person for any period, the aggregate of the interest expense (without deduction of interest income) of such Person for such period, on a consolidated basis, as determined in accordance with GAAP, including (a) all amortization of original issue discount; (b) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person during such period; (c) net cash costs under all Interest Rate Protection Agreements (including amortization of fees); (d) all capitalized interest; (e) the interest portion of any deferred payment obligations for such period; and (f) 25% (twenty-five percent) of the amount of all lease payments (other than Capitalized Lease Obligations) paid, accrued and/or scheduled to be paid or accrued by such Person during such period, provided that all amortization of debt issuance costs shall be excluded in calculating Consolidated Interest Expense.

          "Consolidated Net Income" means, with respect to any Person for any period, the consolidated net income (or deficit) of such Person and its Consolidated Subsidiaries for such period, on a consolidated basis, as determined in accordance with GAAP, provided that the net income of any other Person in which the referent Person or any Subsidiary of the referent Person has a joint interest with a third party (which interest does not cause the net income of such other Person to be consolidated into the net income of the referent Person in accordance with GAAP) shall be included only to the extent of the amount that has been actually received by the referent Person or a Subsidiary of the referent Person in the form of cash dividends or similar cash distributions, and provided, further, that there shall be excluded (i) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it became a Subsidiary of the referent Person or is merged into or consolidated with the referent Person or any Subsidiary of the referent Person; (ii) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date; (iii) any gain or loss, together with any related provisions for taxes, realized upon the sale or other disposition (including, without limitation, dispositions pursuant to sale-leaseback transactions) of any property or assets which are not sold or otherwise disposed of in the ordinary course of business (provided that sales of Receivables or interests therein pursuant to Qualified Securitization Transactions shall be deemed to be in the ordinary course of business) and upon the sale or other disposition of any Capital Stock of any Subsidiary of the referent Person; (iv) any extraordinary gain or extraordinary loss together with any related provision for taxes and any one time gains or losses (including, without limitation, those related to the adoption of new accounting standards) realized by the referent Person or any of its Subsidiaries during the period for which such determination is made; (v) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued); and (vi) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

          "Consolidated Stockholders' Equity" as of any date means with respect to any Person the amount, determined in accordance with GAAP, by which the assets of such Person and of its Wholly Owned Subsidiaries on a consolidated basis exceed (a) the total liabilities of such Person and of its Wholly Owned Subsidiaries on a consolidated basis, plus (b) any redeemable Preferred Stock of such Person.

          "Consolidated Subsidiary" of any Person means a Subsidiary which for financial reporting purposes is or, in accordance with GAAP, should be, accounted for by such Person as a consolidated Subsidiary.

          "Consolidated Tangible Net Worth" of a Person at any date means the sum of (1) Consolidated Stockholders' Equity of such Person plus (2) such Person's interest (proportionate to its equity interest) in the net worth of any Person other than a Wholly Owned Subsidiary of the referent Person as of the date in question, less (a) any revaluation or other write-ups subse-quent to the Issue Date in the book value of any asset owned by such Person or any Subsidiary of such Person; (b) any amounts attributable to the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of Capital Stock of such Person or of any of its Subsidiaries; and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, and other intangible assets of such Person and its Subsidiaries.

          "Consolidated Tax Expense" means, with respect to any Person for any period, the aggregate of the U.S. Federal, state and local tax expense attributable to taxes based on income and foreign income tax expenses of such Person and its Consolidated Subsidiaries for such period (net of any income tax benefit) payable with respect to such period pursuant to the Tax Allocation Agreement or, if the Tax Allocation Agreement is no longer in effect or does not apply to any such tax, determined in accordance with GAAP other than taxes (either positive or negative) attributable to extraordinary or unusual gains or losses or taxes attributable to sales or dispositions of assets.

          "Credit Agreement" means the Amended and Restated Credit Agreement dated as of November 4, 1994 among the Company, the banks referred to therein and Bank of America Illinois (formerly known as Continental Bank, N.A.), Bank of Nova Scotia, The Chase Manhattan Bank (formerly known as Chemical Bank), Morgan Guaranty Trust Company of New York and NationsBank, N.A., as co-arrangers, and any refinancing, extension, renewal, modification, restatement or replacement thereof (in whole or in part, and without limitation as to terms, conditions, covenants and other provisions), as the same may be amended, supplemented or otherwise modified from time to time.

          "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values to or under which the Company or any of its Subsidiaries is a party or a beneficiary on the date of this Indenture or becomes a party or a beneficiary thereafter.

          "Custodian" has the meaning provided in Section 6.1(b).

          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 2.10.

          "Disqualified Capital Stock" means any Capital Stock that, other than solely at the option of the issuer thereof, by its terms (or by the terms of any security into which it is convertible or exchangeable) is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, in whole or in part, prior to the first anniversary of the Maturity Date or has, or upon the happening of an event or the passage of time would have, a redemption or similar payment due on or prior to the first anniversary of the Maturity Date, or is convertible into or exchangeable for debt securities at the option of the holder thereof at any time prior to the first anniversary of the Maturity Date.

          "DTC" means The Depository Trust Company or its successors.

          "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels Office) as operator of the Euroclear system.

          "Event of Default" has the meaning provided in Section 6.1(a).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

          "Fiscal Quarter" means any quarter in any Fiscal Year, the duration of such quarter being defined in accordance with GAAP.

          "Fiscal Year" means a fiscal year of the Company and its Subsidiaries. On the date of this Indenture the fiscal year of the Company and its Subsidiaries ends October 31 of each year.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Issue Date.

          "Global Security" means the global security, without coupons, representing all or a portion of the Securities deposited with DTC substantially in the form of Exhibit A attached hereto.

          "guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

          "Guarantor Senior Indebtedness" means any guarantee incurred by a Subsidiary Guarantor in accordance with this Indenture of Senior Indebtedness of the Company incurred in accordance with this Indenture, whether such Indebtedness is outstanding on the Issue Date or thereafter, provided that Guarantor Senior Indebtedness expressly shall not include: (i) any Indebtedness of such Subsidiary Guarantor whether outstanding on the Issue Date or thereafter incurred that is, pursuant to its terms or the terms of any agreement relating thereto, subordinated or junior to any other Indebtedness of such Subsidiary Guarantor; (ii) any Indebtedness of such Subsidiary Guarantor whether outstanding on the Issue Date or thereafter incurred that is, by its terms or the terms of any agreement relating thereto, pari passu with or subordinated or junior to such Subsidiary Guarantor's Subsidiary Guarantee; (iii) the Subsidiary Guarantee of such Subsidiary Guarantor; (iv) any Indebtedness or any other obligation of such Subsidiary Guarantor to any of such Subsidiary Guarantor's Subsidiaries or to any of such Subsidiary Guarantor's Affiliates, or to any joint venture in which such Subsidiary Guarantor has an interest; (v) to the extent such may be deemed Indebtedness of such Subsidiary Guarantor, any liability for Federal, state, local, foreign or other taxes owed or owing by such Subsidiary Guarantor or by any of its Subsidiaries (including pursuant to the Tax Allocation Agreement); (vi) to the extent such may be deemed Indebtedness of such Subsidiary Guarantor, obligations of such Subsidiary Guarantor incurred in connection with the purchase of goods, assets, materials or services in the ordinary course of business or representing amounts recorded as accounts payable, trade payables or other current liabilities of such Subsidiary Guarantor on the books of such Subsidiary Guarantor (other than the current portion of any long-term Indebtedness of such Subsidiary Guarantor that but for this clause (vi) would constitute Guarantor Senior Indebtedness of such Subsidiary Guarantor); (vii) to the extent such may be deemed Indebtedness of such Subsidiary Guarantor, any amount owed by such Subsidiary Guarantor to employees for services rendered to such Subsidiary Guarantor or to any of its Subsidiaries; and (viii) that portion of any Indebtedness which at the time of incurrence was incurred in violation of this Indenture.

          "Guarantor Senior Representative" means the trustee, agent or representative of holders of a class of Guarantor Senior Indebtedness who has been identified in writing to the Trustee and the Subsidiary Guarantor.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred," "incurrable" and "incurring" shall have meanings correlative to the foregoing), provided that the accrual of interest (whether such interest is payable in cash or in kind) and the accretion of original issue discount shall not be deemed an incurrence of Indebtedness, provided, further, that (A) any Indebtedness or Capital Stock of a Person existing at the time such Person becomes (after the Issue Date) a Subsidiary (whether by merger, consolidation, acquisition or otherwise) of the Company shall be deemed to be incurred or issued, as the case may be, by such Subsidiary at the time it becomes a Subsidiary of the Company and (B) any amendment, modification or waiver of any document pursuant to which Indebtedness was previously incurred shall not be deemed to be an incurrence of Indebtedness unless and then only to the extent such amendment, modification or waiver increases the principal or premium thereof or interest rate thereon (including by way of original issue discount).

          "Indebtedness" means, with respect to any Person, at any date, any of the following, without duplication, (i) any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by a note, bond, debenture or similar instrument or letters of credit (including a purchase money obligation) or (C) for the payment of money relating to a Capitalized Lease Obligation or other obligation (whether issued or assumed) relating to the deferred purchase price of property, but excluding trade accounts payable of such Person arising in the ordinary course of business; (ii) all conditional sale obligations and all obligations under any title retention agreement (even if the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable of such Person arising in the ordinary course of business; (iii) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction entered into in the ordinary course of business; (iv) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than in connection with property subject to a Qualified Securitization Transaction) on any asset or property (including, without limitation, leasehold interests and any other tangible or intangible property) of such Person, whether or not such Indebtedness is assumed by such Person or is not otherwise such Person's legal liability, provided that if the obligations so secured have not been assumed by such Person or are otherwise not such Person's legal liability, the amount of such Indebtedness for the purposes of this definition shall be limited to the lesser of the amount of such Indebtedness secured by such Lien or the fair market value of the assets or property securing such Lien; (v) all Indebtedness of others (including all dividends of other Persons the payment of which is) guaranteed, directly or indirectly, by such Person or that is otherwise its legal liability or which such Person has agreed to purchase or repurchase or in respect of which such Person has agreed contingently to supply or advance funds; (vi) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends if any; and
(vii) all obligations under Currency Agreements and Interest Rate Protection Agreements. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital

Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance without duplication at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date, provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the full amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in accordance with GAAP.

          "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the terms hereof.

          "Initial Global Securities" means the Regulation S Global Security and the 144A Global Security, each of which contains a Securities Act Legend.

          "Initial Securities" means the Securities containing a Securities Act Legend.

          "Institutional Accredited Investors" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act.

          "interest," when used with respect to any Security, means the amount of all interest accruing on such Security, including all interest accruing subsequent to the occurrence of any events specified in Sections 6.1(a)(viii) and (ix) or which would have accrued but for any such event.

          "Interest Payment Date," when used with respect to any Security, means the stated maturity of an installment of interest specified in such Security.

          "Interest Rate," when used with respect to any Security, means the rate per annum specified in such Security as the rate of interest accruing on the principal amount of such Security.

          "Interest Rate Protection Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect a Person or any Subsidiary against fluctuations in interest rates to or under which such Person or any Subsidiary of such Person is a party or a beneficiary on the Issue Date or becomes a party or a beneficiary thereafter.

          "Investment" by any Person means any direct or indirect (i) loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property (valued at the fair market value thereof as of the date of transfer) to others or payments for property or services for the account or use of others, or otherwise other than in the ordinary course of business); (ii) purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person (whether by merger, consolidation, amalgamation or otherwise and whether or not purchased directly from the issuer of such securities or evidences of Indebtedness); (iii) guarantee or assumption of the Indebtedness of any other Person; and (iv) all other items that would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP. Investments shall exclude (a) transactions between the Company and Transportation pursuant to the Master Intercompany Agreement and (b) extensions of loans, trade credit and advances to customers and suppliers to the extent made in the ordinary course of business.

          "Investment Grade" means (i) with respect to S&P any of the rating categories from and including AAA to and including BBB-and (ii) with respect to Moody's any of the rating categories from and including Aaa to and including Baa3.

          "Issue Date" means the date on which the Securities are originally issued under this Indenture.

          "Legal Holiday" means any day other than a Business Day.

          "Lien" means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, covenant, right-of-way, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell, in each case securing obligations of such Person and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction but excluding any such filing or agreement which reflects ownership by a third party of (i) property leased to the referent Person or any of its Subsidiaries under a lease that is not in the nature of a conditional sale or title retention agreement or (ii) accounts, general intangibles or chattel paper sold to the referent Person).

          "Master Intercompany Agreement" means the Master Intercompany Agreement dated as of April 26, 1993 and as amended on September 30, 1996, between the Company and Transportation as it may be amended, modified, supplemented or restated from time to time in accordance with the terms of this Indenture.

          "Material Subsidiary" means, at any date of determination, any Subsidiary of the Company that, together with its Subsidiaries, (i) for the most recent Fiscal Year of the Company accounted for more than 5% of the consolidated revenues of the Company or (ii) as of the end of such Fiscal Year, was the owner of more than 5% of the consolidated assets of the Com-pany, all as set forth on the most recently available consolidated financial statements of the Company and its Consolidated Subsidiaries for such Fiscal Year prepared in conformity with GAAP.

          "Maturity Date," when used with respect to any Security, means the date specified in such Security as the fixed date on which the final installment of principal of such Security is due and payable (in the absence of any acceleration thereof pursuant to Section 6.2 or any Change of Control Offer).

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Navistar" means Navistar International Corporation, a Delaware corporation and the parent of Transportation.

          "1998 Notes" means the 8 7/8% Senior Subordinated Notes due 1998 of the Company issued under an indenture dated as of November 15, 1993 between the Company and First Trust, N.A. (as successor to Continental Bank, N. A.).

          "Offering Memorandum" means the offering memorandum dated May 22, 1997 relating to the Securities.

          "Officer" means the Chairman, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of the Company.

          "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company and otherwise complying with the requirements of Section 10.4 and Section 10.5 as they relate to the making of an Officers' Certificate.

          "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee, which may include counsel to the Company complying with the requirements of Section 10.4 and Section 10.5 as they relate to the giving of an Opinion of Counsel.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Permitted Liens" means (a) Liens for taxes, assessments and governmental charges (other than any Lien imposed by the Employee Retirement Income Security Act of 1974, as amended) that are not yet delinquent or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves have been established or other provisions have been made in accordance with generally accepted accounting principles; (b) statutory mechanics', workmen's, materialmen's, operators' or similar Liens imposed by law and arising in the ordinary course of business for sums which are not yet due or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves have been established or other provisions have been made in accordance with generally accepted accounting principles; (c) minor imperfections of, or encumbrances on, title that do not impair the value of property for its intended use; (d) Liens (other than any Lien under the Employee Retirement Income Security Act of 1974, as amended) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (e) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (f) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or of any of its Subsidiaries; (g) Liens (including extensions and renewals thereof) upon real or tangible personal property acquired after the Issue Date, provided that (I) such Lien is created solely for the purpose of securing Indebtedness that is incurred in accordance with this Indenture to finance the cost (including the cost of improvement or construction) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within 90 days after the later of the acquisition, the completion of construction or the commencement of full operation of such property, (II) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost and
(III) any such Lien shall not extend to or cover any property or assets of the Company or of any Subsidiary of the Company other than such item of property or assets and any improvements on such item; (h) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company or of any Subsidiary of the Company; (i) any interest or title of a lessor in the property subject to any Capitalized Lease Obligation, provided that any transaction related thereto otherwise complies with this Indenture; (j) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (k) Liens arising from the rendering of a final judgment or order against the Company or any Subsidiary of the Company that does not give rise to an Event of Default; (l) Liens securing reimbursement obligations with respect to letters of credit incurred in accordance with this Indenture that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (m) Liens in favor of the Trustee arising under this Indenture; (n) any Lien existing on property, shares of stock or Indebtedness of a Person at the time such Person becomes a Subsidiary of the Company or is merged with or consolidated into the Company or a Subsidiary of the Company or at the time of sale, lease or other disposition of the properties of any Person as an entirety or substantially as an entirety to the Company or any Subsidiary of the Company; (o) Liens on property of any Subsidiary of the Company to secure Indebtedness for borrowed money owed to the Company or to another Subsidiary of the Company; and (p) Liens in favor of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan of Liquidation" means, with respect to any Person, a plan (including by operation of law) that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the referent Person and
(ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of the referent Person to holders of Capital Stock of the referent Person.

          "principal" of a debt security means the principal amount of the security plus, when appropriate, the premium, if any, on the security.

          "Preferred Stock" means, as applied to the Capital Stock of any Person, the Capital Stock of such Person (other than the Common Stock of such Person) of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

          "Private Exchange Securities" shall have the meaning set forth in the Registration Rights Agreement.

          "Qualified Capital Stock" means, with respect to any Person, any Capital Stock of such Person that is not Disqualified Capital Stock or convertible into or exchangeable or exercisable for Disqualified Capital Stock.

          "Qualified Securitization Transaction" means any transaction or series of transactions that have been or may be entered into by the Company or any of its Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or interests therein secured by the merchandise or services financed thereby (whether such Re-ceivables are then existing or arising in the future) of the Company or any of its Subsidiaries, and any assets related thereto including, without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Rating Agency" means each of (i) S&P and (ii) Moody's.

          "Ratings Event" means the occurrence, as of any date, within the 90 day period (the "Initial Period") commencing on the date of public notice (the "Public Notice") of the occurrence of a Change of Control (which period shall be extended for a period not to exceed 90 days beyond the Initial Period if within the Initial Period the rating of the Securities is under publicly announced consideration of (x) a possible downgrade or (y) a possible upgrade by (i) both Rating Agencies or (ii) either Rating Agency in the event that one of the Rating Agencies has rated the Securities Investment Grade within the Initial Period (such Initial Period as so extended being referred to as the "Evaluation Period")) of any of the following events:

          (1) In the event that the Securities are rated Investment Grade by both Rating Agencies immediately prior to the Public Notice, the failure of the Securities to be rated Investment Grade by either or both of the Rating Agencies; or

          (2) In the event that the Securities are rated Investment Grade by one of the Rating Agencies immediately prior to the Public Notice, the earlier to occur of (A) the Securities failing to be rated Investment Grade by such Rating Agency or (B) the lapse of the Evaluation Period and the failure of the Securities to be rated Investment Grade by the other Rating Agency; or

          (3) In the event that the Securities are not rated Investment Grade by both of the Rating Agencies immediately prior to the Public Notice, the lapse of the Evaluation Period and the failure of either or both of the Rating Agencies to rate the Securities Investment Grade.

          "Receivables" means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the financing by the Company or any Subsidiary of the Company of merchandise or services, and monies due thereunder, security or ownership interests in the merchandise and services financed thereby, records related thereto, and the right to payment of any interest or finance charges and other obligations with respect thereto, proceeds from claims on insurance policies related thereto, any other proceeds related thereto, and any other related rights.

          "Registrar" has the meaning provided in Section 2.3.

          "Registration Rights Agreement" means the Registration Rights Agreement dated the date hereof among the Company, the J.P. Morgan Securities Inc., Chase Securities Inc. and NationsBanc Capital Markets Inc.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S promulgated under the Securities Act (including any successor registration thereto) as it may be amended from time to time.

          "Restricted Physical Security" means a Physical Security containing a Securities Act Legend.

          "Rule 144" shall have the meaning set forth in the Registration Rights Agreement.

          "Rule 144A" shall have the meaning set forth in the Registration Rights Agreement.

          "SEC" means the Securities and Exchange Commission.

          "Secured Obligations" means all Secured Obligations as defined in the Security, Pledge and Trust Agreement between the Company and Bankers Trust Company, as Trustee, dated as of April 26, 1993 (as it may be amended, the "Security Agreement").

          "Securities" means the 9% Senior Subordinated Notes due 2002 issued, authenticated and delivered under this Indenture, as amended or supplemented from time to time pursuant to the terms of this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securitization Subsidiary" means a Wholly Owned Subsidiary of the Company which engages in no activities other than those reasonably related to or in connection with the entering into of securitization transactions and which is designated by the Board of Directors of the Company (as provided below) as a Securitization Subsidiary (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Company or any other Subsidiary of the Company, (ii) is recourse to or obligates the Company or any other Subsidiary of the Company in any way other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Qualified Securitization Transaction or (iii) subjects any property or asset of the Company or any other Subsidiary of the Company, directly or indirectly, contingently or otherwise, to any Lien or to the satisfaction thereof, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Qualified Securitization Transaction, (b) with which neither the Company nor any other Subsidiary of the Company (i) provides any credit support or (ii) has any contract, agree-ment, arrangement or understanding other than on terms that are fair and reasonable and that are no less favorable to the Company or such Subsidiary than could be obtained from an unrelated Person (other than, in the case of subclauses (i) and (ii) of this clause (b), representations, warranties and covenants (including those relating to servicing) entered into in the ordinary course of business in connection with a Qualified Securitization Transaction and intercompany notes relating to the sale of Receivables to such Securitization Subsidiary) and (c) with which neither the Company nor any Subsidiary of the Company has any obligation to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolutions of the Board of Directors of the Company giving effect to such designation.

          "Senior Indebtedness of the Company" means (a) Indebtedness of the Company under the Credit Agreement, and, as long as the Security Agreement is in effect, without duplication, all Secured Obligations, and (b) any other Indebtedness incurred by the Company in accordance with this Indenture, whether such Indebtedness is outstanding on the Issue Date or thereafter, provided that Senior Indebtedness of the Company expressly shall not include: (i) any Indebtedness of the Company or any Secured Obligation (whether outstanding on the Issue Date or thereafter incurred) that is, pursuant to its terms or the terms of any agreement relating thereto, subordinated or junior to any other Indebtedness of the Company, (ii) any Indebtedness of the Company or any Secured Obligation (whether outstanding on the Issue Date or thereafter incurred) that is, by its terms or the terms of any agreement relating thereto, pari passu with or subordinated or junior to the Securities, (iii) the Securities, (iv) any Indebtedness or any other obligation of the Company to any of the Company's Subsidiaries or to any of the Company's Affiliates, or to any joint venture in which the Company has an interest, (v) to the extent such may be deemed Indebtedness of the Company, any liability for Federal, state, local, foreign or other taxes owed or owing by the

Company or by any of its Subsidiaries (including pursuant to the Tax Allocation Agreement), (vi) to the extent such may be deemed Indebtedness of the Company, obligations of the Company incurred in connection with the purchase of goods, assets, materials or services in the ordinary course of business or representing amounts recorded as accounts payable, trade payables or other current liabilities of the Company on the books of the Company (other than the current portion of any long-term Indebtedness of the Company that but for this clause
(vi) would constitute Senior Indebtedness of the Company), (vii) to the extent such may be deemed Indebtedness of the Company, any amount owed by the Company to employees for services rendered to the Company or to any of its Subsidiaries, and (viii) that portion of any Indebtedness which at the time of incurrence was incurred in violation of this Indenture.

          "Senior Representative" means the trustee, agent or representative of holders of a class of Senior Indebtedness of the Company who has been identified in writing to the Trustee and the Company.

          "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.10.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

          "Stated Maturity" means, with respect to any security or Indebtedness of a Person, the date specified therein as the fixed date on which any principal of such security or Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase thereof at the option of the holder thereof).

          "Subordinated Indebtedness" means the Securities, the 1998 Notes and any other Indebtedness incurred, assumed or otherwise created by the Company pursuant to an instrument or in-struments providing expressly that such Indebtedness (i) is subordinate in right of payment to the Securities or any other Indebtedness of the Company or (ii) ranks pari passu with the Securities.

          A "Subsidiary" of any Person means (a) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person or (b) any other Person (other than a trust formed in connection with a Qualified Securitization Transaction) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, have at least a majority ownership interest.

          "Subsidiary Guarantee" means each Subsidiary Guarantee of the Securities issued pursuant to Section 4.15.

          "Subsidiary Guarantor" means each Subsidiary of the Company that becomes a guarantor of the Securities pursuant to Section 4.15.

          "Tax Allocation Agreement" means the Tax Allocation Agreement among Navistar and its subsidiaries, effective as of October 1, 1981, as it has been and may be amended and/or supplemented from time to time.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.  Code
(S)(S)77aaa-77bbbb) as in effect on the date of this Indenture.

          "Transportation" means Navistar International Transportation Corp., a Delaware corporation and the parent of the Company.

          "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

          "Trust Officer" means an officer or administrator of the Trustee assigned to the Corporate Trust Administration Department or similar department performing corporate trust work, or any successor to such department or, in the case of a successor trustee, an officer assigned to the department, division or group performing the corporate trust work of such successor.

          "Unrestricted Global Securities" means one or more Global Securities that do not and are not required to bear the Securities Act Legend.

          "Unrestricted Physical Securities" means one or more Physical Securities that do not and are not required to bear the Securities Act Legend.

          "Unrestricted Securities" means the Securities that do not and are not required to bear the Securities Act Legend.

          "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors or other governing body of such Person.

          "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding shares of Capital Stock (other than directors' qualifying shares, if applicable) of which are owned directly by such Person or another Wholly Owned Subsidiary of such Person.

          SECTION 1.2  Incorporation by Reference of Trust Indenture Act.

          Whenever this Indenture refers to a provision of the TIA, the provision shall be deemed incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          (a)  "Commission" means the SEC;

          (b)  "indenture securities" means the Securities;

          (c)  "indenture security holder" means a Securityholder;

          (d)  "indenture to be qualified" means this Indenture;

          (e) "indenture trustee" or "institutional trustee" means the Trustee; and

          (f) "obligor" on the indenture securities means the Company or any other obligor on the Securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by the Securities Act or the Exchange Act and not otherwise defined herein have the meanings so assigned to them therein.

          SECTION 1.3  Rules of Construction.

          Unless the context otherwise requires:

          (a)  a term has the meaning assigned to it;

          (b)  "or" is not exclusive;

          (c) words in the singular include the plural, and words in the plural include the singular;

          (d)  provisions apply to successive events and transactions;

          (e) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision; and

          (f) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Company.

                                   ARTICLE II


                                 THE SECURITIES
                                 --------------

          SECTION 2.1  Form and Dating.

          (a) Global Securities. Securities offered and sold to QIBs in reliance on Rule 144A shall be issued initially substantially in the form of Exhibit A hereto in the name of Cede & Co. as nominee of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Any such Security shall be referred to herein as the "144A Global Security." Securities offered and sold in reliance on Regulation S shall be issued initially substantially in the form of Exhibit A hereto in the name of Cede & Co. as nominee of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Any such Security shall be referred to herein as the "Regulation S Global Security." Unrestricted Global Securities shall be issued initially in accordance with Sections 2.6(b)(iv), 2.6(c)(ii) and 2.6(e) in the name of Cede & Co. as nominee of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee as hereinafter provided.

          Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and transfers of interests therein in accordance with the terms of this Indenture. Any change in the aggregate principal amount of a Global Security to reflect the amount of any in-crease or decrease in the principal amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with reasonable instructions given by the Holder thereof as required by Section 2.6 hereof and shall be conclusively reflected on the books and records of the Trustee.

          Upon the issuance of the Global Security to DTC, DTC shall credit, on its internal book-entry registration and transfer system, its Participant's accounts with the respective interests owned by such Participants. Interests in the Global Securities shall be limited to Participants, including Euroclear and Cedel, and indirect Participants.

          The Participants shall not have any rights either under this Indenture or under any Global Security with respect to such Global Security held on their behalf by DTC, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest and Additional Interest, if any, on the Global Securities and for all other purposes. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Participants, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Security.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel, as in effect from time to time, shall be applicable to interests in the Regulation S Global Security that are held by the Participants through Euroclear or Cedel.

          (b) Physical Securities. Securities offered and sold to Institutional Accredited Investors who are not also QIBs shall be issued initially substantially in the form of Ex-hibit A hereto, in certificated form and issued in the names of the purchasers thereof (or their nominees), duly executed by the Company and authenticated by the Trustee as hereinafter provided. Such Securities, together with any Securities subsequently issued, whether pursuant to the terms of Section 2.6 hereof or otherwise, that are not Global Securities, shall be referred to herein as the "Physical Securities."

          (c) Securities. The provisions of the form of Securities contained in Exhibit A hereto are incorporated herein by reference. The Securities and the Trustee's Certificates of Authentication shall be substantially in the form of Exhibit A hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage and provided to the Trustee in writing by the Company. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. If required, the Securities may bear the appropriate legend regarding original issue discount for federal income tax purposes. Each Security shall be dated the date of its authentication. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture.

          SECTION 2.2  Execution and Authentication.

          Two Officers of the Company shall sign the Securities for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized officer of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate (i) Initial Securities for issue on the Issue Date in the aggregate principal amount of $100,000,000, (ii) Private Exchange Securities from time to time only in exchange for a like principal amount of Initial Securities and
(iii) Unrestricted Securities from time to time only in exchange for a like principal amount of Initial Securities, in each case upon a written order signed by an Officer of the Company. The order shall be based upon a Board Resolution of the Company and shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The order shall also provide instructions concerning registration, legends, if any, pursuant to Section 2.6(f), amounts for each Holder and delivery. The aggregate principal amount of Securities outstanding at any time may not exceed $100,000,000 except as provided in Section 2.7. The Securities shall be issued only in registered form, without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 2.3  Registrar and Paying Agent.

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Company may have one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent and shall, if required, incorporate the provisions of the TIA. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with the provisions of Section 7.7.

          The Company initially appoints the Trustee as Registrar and Paying Agent. The Company shall give written notice to the Trustee in the event that the Company decides to act as Registrar.

          SECTION 2.4  Paying Agent To Hold Money in Trust.

          The Company shall require each Paying Agent to agree in writing to hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and the Company and the Paying Agent shall each notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon making such payment the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.5  Securityholder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.6  Transfer and Exchange.

          (a) Transfer and Exchange of Global Securities. Transfer of the Global Securities shall be by delivery. Global Securities may not be transferred as or exchanged for Physical Securities except (i) if DTC notifies the Company that it is unwilling or unable to continue to act as depositary with respect to the Global Securities or ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 120 days,

(ii) at any time if the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Physical Securities or (iii) if the owner of an interest in the Global Securities requests such Physical Securities, following an Event of Default under this Indenture, in a writing delivered through DTC to the Trustee.

          Upon the occurrence of any of the events specified in the previous paragraph, Physical Securities shall be issued in such names as DTC shall instruct the Trustee and the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly and direct DTC to make a corresponding reduction in its book-entry system. The Company shall execute and the Trustee shall authenticate and deliver to the Person designated in such instructions a Physical Security in the appropriate principal amount. The Trustee shall deliver such Physical Securities to the Persons in whose names such Securities are so registered. Physical Securities issued in exchange for an Initial Global Security pursuant to this Section 2.6 (a) shall bear the Securities Act Legend and shall be subject to all restrictions on transfer contained therein. Global Securities may also be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.8. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to Section 2.7 or 2.8, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.6(a).

          (b) Transfer and Exchange of Interests in Global Securities. The transfer and exchange of interests in Global Securities shall be effected through DTC, in accordance with this Indenture and the procedures of DTC therefor. Interests in Initial Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. The Trustee shall have no obligation to ascertain DTC's compliance with any such restrictions on transfer. Transfers of interests in Global Securities shall also require compliance with subparagraph
(i) below, as
well as one or more of the other following subparagraphs as applicable:

             (i) All Transfers and Exchanges of Interests in Global Securities. In connection with all transfers and exchanges of interests in Global Securities (other than transfers of interests in a Global Security to Persons who take delivery thereof in the form of an interest in the same Global Security), the transferor of such interest must deliver to the Registrar (1) instructions given in accordance with the Applicable Procedures from a Participant or an indirect Participant directing DTC to credit or cause to be credited an interest in the specified Global Security in an amount equal to the interest to be transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase and (3) instructions given by the Holder of the Global Security to effect the transfer referred to in (1) and (2) above.

             (ii) Transfer of Interests in the Same Initial Global Security. Interests in any Initial Global Security may be transferred to Persons who take delivery thereof in the form of an interest in the same Initial Global Security in accordance with the transfer restrictions set forth in Section 2.6(f) hereof. It shall be the sole responsibility of the selling beneficial owner to deliver these transfer documents, if any are required, to the Company and the Trustee shall have no responsibility or duty to collect the transfer documentation set forth in Section 2.6(f).

             (iii) Transfer of Interests to Another Initial Global Security. Interests in any Initial Global Security may be transferred to Persons who take delivery thereof in the form of an interest in another Initial Global Security if the Registrar receives the following:

               (A) if the transferee will take delivery in the form of an interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item 1 thereof; or

               (B) if the transferee will take delivery in the form of an interest in the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item 2 thereof.

             (iv) Transfer and Exchange of Interests in Initial Global Security for Interests in an Unrestricted Global Security. Interests in any Initial Global Security may be exchanged by the holder thereof for an interest in the Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of an interest in the Unrestricted Global Security if:

               (A) such exchange or transfer is effected pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement and the Company delivers an Officers' Certificate to the Trustee stating that such Exchange Registration Statement has become effective and directing the Trustee to effect the exchange or transfer on the terms set forth therein;

               (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and the Company delivers an Officers' Certificate to the Trustee stating that such Shelf Registration Statement has become effective and directing the Trustee to effect the exchange or transfer on the terms set forth therein; or

               (C) the Registrar receives the following:

                    (1) if the holder of such an interest in an Initial Global
               Security proposes to exchange it for an interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item 1(a) thereof;

                    (2) if the holder of such an interest in an Initial Global
               Security proposes to transfer it to a Person who shall take delivery thereof in the form of an interest in an Unrestricted Global Security, a certificate in the form of Exhibit D hereto, including the certification in item 4 thereof; and

                    (3) in each such case set forth in this paragraph (C), an
               Opinion of Counsel in form reasonably acceptable to the Company and the Trustee, to the effect that such exchange or transfer is in compliance with the Securities Act and, that the restrictions on transfer contained herein and in Section 2.6(f) hereof are not required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to paragraph (B) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with
     Section 2.2, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of interests in the Initial Global Security transferred pursuant to paragraph (B) above, provided the Company has made appropriate arrangements with DTC prior to delivery of such an authentication order to the Trustee.

             (v) Notation by the Trustee of Transfer of Interests Among Global Securities. Upon satisfaction of the requirements for transfer of interests in Global Securities pursuant to clauses (iii) or (iv) above, the Trustee shall reduce or cause to be reduced the aggregate principal amount of the relevant Global Security from which the interests are being transferred, and increase or cause to be increased the aggregate principal amount of the Global Se-curity to which the interests are being transferred, in each case, by the principal amount so transferred and shall direct DTC to make corresponding adjustments in its book-entry system. No transfer of interests of a Global Security shall be effected until, and any transferee pursuant thereto shall succeed to the rights of a holder of such interests only when, the Registrar has made appropriate adjustments to the applicable Global Security in accordance with this paragraph.

          (c) Transfer or Exchange of Physical Securities for Interests in a Global Security.

             (i) If any Holder of Physical Securities required to contain the Securities Act Legend proposes to exchange such Securities for an interest in a Global Security or to transfer such Physical Securities to a Person who takes delivery thereof in the form of an interest in a Global Security, then, upon receipt by the Registrar of the following documentation (all of which may initially be submitted by facsimile, provided arrangements satisfactory to the Trustee are made for delivery of the originals):

               (A) if the Holder of such Physical Registered Securities proposes to exchange such Securities for an interest in an Initial Global Security, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item 2 thereof;

               (B) if such Physical Securities are being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item 1 thereof; or

               (C) if such Physical Securities are being transferred to a Non-U.S. Person (as defined in Regulation S) in an offshore transaction in accordance with Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item 2 thereof;

     the Trustee shall cancel the Physical Securities, increase or cause to be increased the aggregate principal amount of, in the case of clause (B) above, the 144A Global Security, in the case of clause (C) above, the Regulation S Global Security, and direct DTC to make a corresponding increase in its book-entry system.

             (ii) A Holder of Physical Securities required to contain the Securities Act Legend may exchange such Securities for an interest in the Unrestricted Global Security or transfer such Restricted Physical Securities to a Person who takes delivery thereof in the form of an interest in the Unrestricted Global Security only:

               (A) if such exchange or transfer is effected pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement and the Company delivers an Officers' Certificate to the Trustee stating that such Exchange Registration Statement has become effective and directing the Trustee to effect the exchange or transfer on the terms set forth therein;

               (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and the Company delivers an Officers' Certificate to the Trustee stating that such Shelf Registration Statement has become effective and directing the Trustee to effect the exchange or transfer on the terms set forth therein;

               (C) upon receipt by the Registrar of the following documentation (all of which may be submitted by facsimile):

                    (1) if the Holder of such Physical Securities proposes to
               exchange such Securities for an interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item 1(b) thereof;

                    (2) the Holder of such Registered Securities proposes to
               transfer such Securities to a Person who shall take delivery thereof in the form of an interest in the Unrestricted Global Security, a certificate in the form of Exhibit D hereto, including the certifications in item 4 thereof; and

                    (3) in each such case set forth in this paragraph (C), an
               Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in Section 2.6(f) hereof are not required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to paragraph (B) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with
     Section 2.2, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Physical Securities transferred pursuant to paragraph (B) above.

          (d)  Transfer and Exchange of Physical Securities.

          (i) Transfer of a Physical Security to Another Physical Security. Following the occurrence of one or more of the events specified in Section 2.6(a), a Physical Security may be transferred to Persons who take delivery thereof in the form of another Physical Security if the Registrar receives the following:

               (A) if the transfer is being effected pursuant to and in accordance with Rule 144A, then the trans-feror must deliver a certificate in the form of Exhibit D hereto, including the certifications in item 3(a) thereof; or

               (B) if the transfer is being effected pursuant to and in accordance with Regulation S, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item 3(b) thereof.

             (ii) Transfer and Exchange of Restricted Physical Security for Physical Security Which Does Not Bear the Securities Act Legend. Following the occurrence of one or more of the events specified in Section 2.6(a) and the receipt by the Trustee of an Officers' Certificate stating that such events have occurred, a Restricted Physical Security may be exchanged by the Holder thereof for a Physical Security or transferred to a Person who takes delivery thereof in the form of a Physical Security which does not bear the Securities Act Legend if:

               (A) such exchange or transfer is effected pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement and the receipt by the Trustee of an Officers' Certificate stating that such events have occurred;

               (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement and the receipt by the Trustee of an Officers' Certificate stating that such events have occurred; or

               (C) the Registrar receives a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item 1(c) thereof and an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and, that the restrictions on transfer contained herein and in Section 2.6(f) hereof are not required in order to maintain compliance with the Securities Act.

             (iii) Exchange of Physical Securities. When Physical Securities are presented by a Holder to the Registrar with a request to register the exchange of such Physical Securities for an equal principal amount of Physical Securities of other authorized denominations, the Registrar shall make the exchange as requested only if the Physical Securities are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney duly authorized in writing and shall be issued only in the name of such Holder or its nominee and the transfer documentation required in Section 2.6(d)(ii). The Physical Securities issued in exchange for Physical Securities shall bear the Securities Act Legend and shall be subject to all restrictions on transfer contained herein in each case to the same extent as the Physical Securities so exchanged.

             (iv) Return of Physical Securities. In the event of a transfer pursuant to clauses (i) or (ii) above and the Holder thereof as delivered certificates representing an aggregate principal amount of Securities in excess of that to be transferred, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Physical Security or Securities of any authorized denomination requested by the Holder, in an aggregate principal amount equal to the portion of the Security not so transferred.

          (e) Exchange Offer. Upon the occurrence of the Exchange Offer (as defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Officers' Certificate stating that the Exchange Registration Statement has become effective and that the Exchange Offer has occurred and an authentication order in accordance with Section 2.2, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the interests in the Initial Global Securities and Re-stricted Physical Securities tendered for acceptance by persons participating therein. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Initial Global Securities to be reduced accordingly and direct DTC to make a corresponding reduction in its book-entry system. The Trustee shall cancel any Restricted Physical Certificates in accordance with Section 2.9 hereof.

          In the case that one or more of the events specified in Section 2.6(a) have occurred, upon the occurrence of such Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2, the Trustee shall authenticate Unrestricted Physical Securities in an aggregate principal amount equal to the principal amount of the Restricted Physical Securities tendered for acceptance by persons participating therein.

          (f)  Legends.

          Each Initial Global Security and each Restricted Physical Security shall bear the legend (the "Securities Act Legend") in substantially the following form:

     "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE

     144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT OR (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          (g) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

             "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC, OR BY ANY SUCH NOMINEE OF DTC, OR BY DTC TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC). ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH

     SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE INDENTURE."

          (h) Cancellation and/or Adjustment of Global Securities. At such time as all interests in the Global Securities have been exchanged for Physical Securities, all Global Securities shall be returned to or retained and canceled by the Trustee in accordance with Section 2.9 hereof. At any time prior to such cancellation, if any interest in a Global Security is exchanged for an interest in another Global Security or for Physical Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and all such changes to such Global Security shall be reflected on the books and records of the Trustee, by the Trustee to reflect such reduction.

          (i)  General Provisions Relating to All Transfers and Exchanges.

             (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Physical Securities upon a written order signed by an Officer of the Company or at the Registrar's request.

             (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.8 and 4.11 hereof).

             (iii) All Global Securities and Physical Securities issued upon any registration of transfer or exchange of Global Securities or Physical Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Inden-ture, as the Global Securities or Physical Securities surrendered upon such registration of transfer or exchange.

             (iv) The Company shall not be required (A) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption and ending at the close of business on the day of selection,
     (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (C) to register the transfer of or to exchange a Security between a record date and the next succeeding Interest Payment Date.

             (v) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          SECTION 2.7  Replacement Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Secu-rity, a new Security of like tenor and principal amount, having endorsed thereon and bearing a number not contemporaneously outstanding.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 2.8  Temporary Securities.

          Pending the preparation of definitive Securities, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and like tenor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 2.9  Cancellation.

          All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee and upon the Company's written request, the Trustee shall deliver a certificate of destruction to the Company.

          SECTION 2.10  Defaulted Interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

             (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days prior to the date of the proposed payment. The Company shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than five Business Days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid not later than the fifteenth day after such Special Record Date to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

             (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payments shall be deemed practicable by the Trustee.

          SECTION 2.11  CUSIP or CINS Number.

          The Company in issuing the Securities may use a "CUSIP" or "CINS" number, and if so, such CUSIP or CINS number shall be included in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP or CINS number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP or CINS number.

          SECTION 2.12  Payments of Interest.

          (a) The Holder of a Physical Security at the close of business on the Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest and Additional Interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Physical Security subsequent to the regular record date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest or Additional Interest due on such Interest Payment Date, in which case such Defaulted Interest and Additional Interest, if any, shall be paid in accordance with Section 2.10; provided that, in the event of an exchange of a Physical Security for a beneficial interest in any Global Security subsequent to a regular record date or any special record date and prior to or on the related Interest Payment Date or other payment date under Section 2.10, any payment of the interest and Additional Interest payable on such payment date with respect to any such Physical Security shall be made to the Person in whose name such Physical Security was registered on such record date. Payments of interest on the Global Securities will be made to the Holder of the Global Security on each Interest Payment Date; provided that, in the event of an exchange of all or a portion of a Global Security for Physical Security subsequent to the regular record date or any special record date and prior to or on the related Interest Payment Date or other payment date under Section 2.10 any payment of interest or Additional

Interest payable on such Interest Payment Date or other payment date with respect to the Physical Security shall be made to the Holder of the Global Security.

          (b) The Trustee shall pay interest and Additional Interest, if any, to DTC, with respect to any Global Security held by DTC, on the applicable Interest Payment Date in accordance with instructions received from the Company at least five Business Days before the applicable Interest Payment Date. The Company shall deliver such instructions in the form of an Officers' Certificate setting forth Additional Interest in the aggregate and per $1,000 principal amount of Securities to be paid on such Interest Payment Date.

                                  ARTICLE III


                                   [RESERVED]



                                   ARTICLE IV


                                   COVENANTS
                                   ---------

          SECTION 4.1  Payment of Securities.

          The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture.

          An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Subsidiary of the Company or any Affiliate of any thereof) holds on such date by 12:00 noon, New York City time, immediately available funds designated for and sufficient to pay such installment.

          The Company shall pay interest on overdue principal and on overdue installments of interest, in each case at the rate per annum specified in the Securities, to the extent lawful.

          SECTION 4.2  Maintenance of Office or Agency.

          The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency, where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations, provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby initially designates the offices of the Trustee as set forth in Section 10.2 as an agency of the Company in accordance with Section 2.3.

          SECTION 4.3  Corporate Existence.

          Subject to Article V hereof, the Company shall do or cause to be done, at its own cost and expense, all things necessary to and will cause each of its Subsidiaries to, preserve and keep in full force and effect the corporate existence and rights (charter and statutory), licenses and/or franchises of the Company and each of its Subsidiaries, provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any of its Subsidiaries, if in the reasonable and good faith judgment of the Board of Directors of the Company (i) such preservation or existence is not desirable in the conduct of business of the Company or such Subsidiary and (ii) the loss of such right, license or franchise or the dissolution of such Subsidiary is not adverse in any material respect to the Holders or to the Company or the ability of the Company to satisfy its obligations hereunder.

          SECTION 4.4  Payment of Taxes and Other Claims.

          The Company shall and shall cause each of its Subsidiaries to pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon its or its Subsidiaries' income, profits or property and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property or the property of any of its Subsidiaries, provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings promptly instituted and diligently conducted and for which disputed amounts adequate reserves (in the reasonable and good faith judgment of the Board of Directors of the Company) have been made.

          SECTION 4.5 Maintenance of Properties; Insurance; Books and Records; Compliance with Law.

          (a) The Company shall, and shall cause each of its Subsidiaries to, at all times cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, provided that nothing in this Section 4.5 shall prevent the Company or any Subsidiary from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is (i) in the ordinary course of business, (ii) in the reasonable and good faith judgment of the Board of Directors of the Company or the Subsidiary concerned, as the case may be, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, or (iii) otherwise permitted by this Indenture.

          (b) The Company shall, and shall cause each of its Subsidiaries to maintain with financially sound and reputable insurers such insurance (including appropriate self insurance) as may be required by law and such other insurance, to such extent and against such hazards and liabilities consistent with practice on the Issue Date, as the Company in its reasonable and good faith judgment determines is required, taking into account its business and financial condition.

          (c) The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all business and financial transactions of the Company and each Subsidiary of the Company and reflect on its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles consistently applied to the Company and its Subsidiaries taken as a whole.

          (d) The Company shall and shall cause each of its Subsidiaries to comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, earnings, properties, assets or financial condition of the Company and its Subsidiaries taken as a whole.

          SECTION 4.6  Compliance Certificates.

          (a) The Company shall deliver to the Trustee, within 120 days after the end of its Fiscal Year, Officers' Certificates of the Company signed by the Officers specified under TIA (S)314(a)(4) stating (i) that a review of the activities of the

Company during the preceding Fiscal Year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and the Securities, and (ii) that, to the knowledge of such Officer, no Default or Event of Default has occurred (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge, their status and what action the Company is taking or proposes to take with respect thereto). The first certificate to be delivered pursuant to this Section 4.6(a) shall be for the first Fiscal Year of the Company ending after the Issue Date.

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the Company shall cause its independent public accountants to deliver to the Trustee within 120 days after the end of each Fiscal Year a written statement by such accountants stating (A) that their audit examination has included a review of the relevant provisions of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default or Event of Default has come to their attention and if such a Default or Event of Default has come to their attention, specifying the nature and period of existence thereof, provided that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

          (c) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, promptly after any Officer becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in the Securities or this Indenture or (ii) any event of default under any other Indebtedness referred to in Section 6.1(a)(iv) or (v), an Officers' Certificate specify-ing such Default, Event of Default, default or event of default and what action the Company is taking or proposes to take with respect thereto.

          SECTION 4.7  Reports.

          So long as any Security is outstanding, the Company shall file with the SEC the annual reports, quarterly reports and the information, documents and other reports required to be filed by the Company with the SEC pursuant to Sections 13 and 15(d) of the Exchange Act, whether or not the Company has or is required to have a class of securities registered under the Exchange Act, at the time it is or would be required to file the same with the SEC and within 15 days after it is or would be required to file such reports, information or documents with the SEC shall mail such reports, information and documents to the Holders at their addresses set forth in the Register of Securities maintained by the Registrar and the Trustee. In accordance with the provisions of TIA (S)314(a), at any time that the Company has (whether or not required by the Exchange Act) a class of securities registered under the Exchange Act, and at any time that the Company is required to file such reports, information and documents pursuant to the first sentence of this Section 4.7, the Company (at its own expense) shall file with the Trustee, within 15 days after it is or would be required to file them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15 of the Exchange Act or pursuant to the first sentence of this Section 4.7. The Company also shall comply with the other provisions of TIA (S)314(a).

          If the Company is required to furnish annual or quarterly reports to its stockholder pursuant to the Exchange Act, the Company shall cause any annual report furnished to its stockholder generally and any quarterly or other financial reports furnished by it to its stockholder generally to be filed with the Trustee and mailed, no later than the date such materials are mailed or made available to the Company's stock-holder, to the Holders at their addresses appearing in the register of Securities maintained by the Registrar and the Trustee. If the Company is not required to furnish annual or quarterly reports to its stockholder pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation reasonably satisfactory to the Trustee), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so mailed to the Holders within 120 days after the end of each of its Fiscal Years and within 60 days after the end of each of its first three fiscal quarters.

          SECTION 4.8  Maintenance of Consolidated Fixed Charge Coverage Ratio.

          The Company will not permit its Consolidated Fixed Charge Coverage Ratio as of the end of any of its fiscal quarters to be less than 1.25 to 1.0, provided that such ratio shall be 1.10 to 1.0 for any fiscal quarter in which the Securities are rated Investment Grade by both Rating Agencies on the last day of such fiscal quarter.

          The Company shall furnish to the Trustee an Officers' Certificate within 45 days after the end of each Fiscal Quarter of the Company (105 days after the end of its Fiscal Year) setting forth the calculation of this ratio and stating whether or not the Company is in compliance with this Section 4.8

          SECTION 4.9  Limitation on Indebtedness.

          (a) The Company will not, and the Company will not cause or permit any of its Subsidiaries to, incur or otherwise become or be liable in respect of any Indebtedness (including, without limitation, Acquired Indebtedness) other than:

             (1) Senior Indebtedness of the Company and Indebtedness of Subsidiaries of the Company, provided that the aggregate outstanding principal amount of the sum of Senior Indebtedness of the Company plus Indebtedness of the Subsidiaries of the Company shall not at any time exceed 500% of the sum of the aggregate outstanding principal amount of Subordinated Indebtedness plus Consolidated Tangible Net Worth, except that such 500% shall be increased to 525% of such sum during any part or all of any three consecutive calendar months immediately succeeding six consecutive calendar months during which such aggregate outstanding principal amount has not exceeded 500% of such sum;

             (2) Subordinated Indebtedness of the Company, provided that the aggregate outstanding principal amount thereof shall not at the time of incurrence exceed 100% of Consolidated Tangible Net Worth; and

             (3) Indebtedness between the Company and any of its Subsidiaries and Indebtedness between Subsidiaries of the Company so long as held by the Company or any Subsidiary of the Company.

          (b) Notwithstanding anything in this Indenture to the contrary, the consummation of any Qualified Securitization Transaction shall not be deemed to be the incurrence or maintenance of Indebtedness by the Company or any Subsidiary of the Company.

          SECTION 4.10  Waiver of Stay, Extension or Usury Laws.

          The Company and each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or such Subsidiary Guarantor from paying all or any portion of the principal of or interest on the Securities as contemplated herein or in the Securities, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 4.11  Change of Control.

          Upon the occurrence of a Change of Control Triggering Event (the date of each such occurrence being the "Change of Control Date"), the Company shall notify the Holders in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer"), on a Business Day (the "Change of Control Payment Date") not earlier than 30 nor later than 60 days following the date notification of the Change of Control Triggering Event is first given, all Securities then outstanding at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to such Change of Control Payment Date.

          Notice of a Change of Control Triggering Event shall be mailed by the Company to the Holders not more than 30 days after any Change of Control Date at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 4:00 p.m., New York City time, on the Change of Control Payment Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

          (a)  that the Change of Control Offer is being made pursuant to this
     Section 4.11 and that all Securities will be accepted for payment;

          (b) the purchase price (including the amount of accrued interest, if any) for each Security and the Change of Control Payment Date;

          (c) that any Security not tendered for payment will continue to accrue interest in accordance with the terms thereof;

          (d) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date unless the Company shall default in the payment thereof;

          (e) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice prior to 4:00 p.m., New York City time, on the Change of Control Payment Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

          (f) that Holders of Securities will be entitled to withdraw their election if the Paying Agent receives, not later than 4:00 p.m., New York City time, on the Change of Control Payment Date, a facsimile transmission (confirmed by overnight delivery of the original thereof) or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing his election to have such Securities purchased;

          (g) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

          (h) the instructions that Holders must follow in order to tender their Securities; and

          (i) the circumstances and relevant facts known to the Company regarding such Change of Control.

          On the Change of Control Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and ac-cepted and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer not later than the third Business Day following the Change of Control Payment Date.

          The Company shall comply, to the extent applicable, with the requirements of Section 14(e) under the Exchange Act, and any other securities laws or regulations in connection with the purchase of Securities pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.11, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.11 by virtue thereof.

          SECTION 4.12  Limitation on Transactions with Affiliates.

          The Company will not, nor will the Company cause or permit any of its Subsidiaries to (a) sell, lease, transfer or otherwise dispose of any of its property or assets to, (b) purchase any property or assets from, (c) make any Investment in, or (d) enter into or amend or extend any contract, agreement or understanding with or for the benefit of, any Affiliate of the Company or of any Subsidiary (an "Affiliate Transaction"), other than Affiliate Transactions that are on terms that are fair and reasonable to the Company or such Subsidiary of the Company and that are no less favorable to the Company or such Subsidiary of the Company than those that could be obtained in a comparable arm's length transaction by the Company or such Subsidiary of the Company from an unaffiliated party, provided that if the Company or any Subsidiary of the Company enters into an Affiliate Transaction or series of Affiliate Transactions involving or having an aggregate value of more than $10,000,000, a majority of the Board of Directors of the Company shall, prior to the consummation of such Affiliate Transaction, have determined in the reasonable good faith judgment of such directors that such Affiliate Transaction meets the foregoing standard. The foregoing restrictions shall not apply to (a) any transaction between Wholly Owned Subsidiaries of the Company, or between the Company and any Wholly Owned Subsidiary of the Company if such transaction is not otherwise prohibited by the terms of this Indenture, (b) transactions entered into pursuant to the terms of the Master Intercompany Agreement and the Tax Allocation Agreement, (c) transactions entered into in the ordinary course of business and (d) Qualified Securitization Transactions.

          SECTION 4.13  Limitation on Liens.

          The Company will not, and will not cause or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Liens upon any of their respective properties or assets (including, without limitation, any asset in the form of the right to receive payments, fees or other consideration or benefits) whether owned on the Issue Date or acquired after the Issue Date, other than (i) Liens granted by the Company on property or assets of the Company securing Senior Indebtedness of the Company that is permitted by this Indenture, provided that the Securities are secured equally and ratably with such Senior Indebtedness subject to the provisions set forth in Article XI hereof; (ii) Liens granted by the Company on property or assets of the Company securing Indebtedness of the Company that is permitted by this Indenture and that is pari passu with the Securities, provided that the Securities are secured on an equal and ratable basis with such Liens; (iii) Liens granted by the Company on property or assets of the Company securing Indebtedness of the Company that is permitted by this Indenture and that is subordinated to the Securities, provided that the Securities are secured by Liens ranking prior to such Liens; (iv) Liens existing on the Issue Date immediately after giving effect to the consummation of the offering of the Securities and the application of the net proceeds therefrom as set forth under "Use of Proceeds" in the Offering Memorandum to the extent and in the manner such Liens are in effect on the Issue Date, provided that the Securities are secured equally and ratably with the Indebtedness of the Company outstanding under the Credit Agreement subject to the provisions set forth in Article XI hereof; (v) Permitted Liens; (vi) Liens in respect of Acquired Indebtedness permitted by this Indenture, provided that the Liens in respect of such Acquired Indebtedness secured such Acquired Indebtedness at the time of the incurrence of such Acquired Indebtedness by the Company and such Liens and the Acquired Indebtedness were not incurred by the Company or by the Person being acquired or from whom the assets were acquired in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company, and, provided, further that such Liens in respect of such Acquired Indebtedness do not extend to or cover any property or assets of the Company or of any Subsidiary of the Company other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company;
(vii) Liens granted by the Company or by any Subsidiary of the Company on property or assets of the Company or such Subsidiary securing other Indebtedness permitted by this Indenture not to exceed $2,000,000 in the aggregate; (viii) Liens granted in connection with any Qualified Securitization Transaction; (ix) Liens arising from claims of holders of Indebtedness against funds held in a defeasance trust for the benefit of such holders; and (x) Liens granted by any Subsidiary of the Company on property or assets of such Subsidiary securing Indebtedness of such Subsidiary that is permitted by this Indenture, provided that the Company shall cause any Subsidiary Guarantor that incurs such secured Indebtedness to secure equally and ratably and on a parity with the Indebtedness of such Subsidiary that is so secured such Subsidiary Guarantor's Subsidiary Guarantee.

          SECTION 4.14  Limitation on Payment Restrictions Affecting
                        Subsidiaries.

          The Company will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, create or suffer to exist or allow to become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends, in cash or otherwise, or make other payments or distributions on its Capital Stock or any other equity interest or participation in, or measured by, its profits, owned by the Company or by any Subsidiary of the Company, or make payments on any Indebtedness owed to the Company or to any Subsidiary of the Company; (ii) make loans or advances to the Company or to any Subsidiary of the Company; or (iii) transfer any of their respective property or assets to the Company or to any Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (A) applicable law or regulations; (B) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Subsidiary of the Company; or (C) Indebtedness or any other contractual requirements (including pursuant to any corporate governance documents in the nature of a charter or by-laws) of a Securitization Subsidiary arising in connection with a Qualified Securitization Transaction, provided that any such encumbrances and restrictions apply only to such Securitization Subsidiary.

          SECTION 4.15  Limitation on Guarantees by Subsidiaries.

          The Company shall not cause or permit any of its Subsidiaries, directly or indirectly, to guarantee the payment of any Indebtedness of the Company or of any Subsidiary of the Company unless such Subsidiary of the Company simultaneously executes and delivers a supplemental indenture (the substantive provisions of which are in Exhibit B hereto) to this Indenture providing for the guarantee of payment of the Securities by such Subsidiary of the Company and if any such guarantee is given to any holders of Senior Indebtedness of the Company, such Subsidiary Guarantor's Subsidiary Guarantee will be subordinated to Guarantor Senior Indebtedness as set forth in Ex-hibit B hereto, provided that no such guarantee of such other Indebtedness shall be permitted by this Section 4.15 unless (A) such guarantee of such other Indebtedness (1) is unsecured, unless the Subsidiary Guarantee of such Subsidiary Guarantor is (I) with respect to such Subsidiary Guarantor's guarantee of Senior Indebtedness of the Company, secured equally and ratably with any Liens securing such Subsidiary Guarantor's guarantee of such Senior Indebtedness, subject to the provisions set forth in Article XI hereof, (II) with respect to such Subsidiary Guarantor's guarantee of Indebtedness of the Company ranking pari passu with the Securities, secured equally and ratably with the Liens securing such Subsidiary Guarantor's guarantee of such pari passu Indebtedness and (III) with respect to such Subsidiary Guarantor's guarantee of Indebtedness of the Company that is subordinated to the Securities, secured on a basis ranking prior to the Liens securing such Subsidiary Guarantor's guarantee of such subordinated Indebtedness, (2) other than any guarantee by such Subsidiary Guarantor of Senior Indebtedness of the Company incurred in accordance with this Indenture, is not and does not purport to be senior or superior in right of payment or otherwise to the Subsidiary Guarantee of such Subsidiary Guarantor and (3) if such guarantee of such other Indebtedness is of Indebtedness of the Company that is subordinated or junior to the Securities (whether pursuant to its terms or by operation of law), is subordinated, pursuant to a written agreement, to the Subsidiary Guarantee of such Subsidiary Guarantor at least to the same extent and in the same manner as the Subsidiary Guarantee of such Subsidiary Guarantor is (or would be if no Guarantor Senior Indebtedness is then outstanding) subordinated to Guarantor Senior Indebtedness,
(B) the Subsidiary Guarantee of such Subsidiary Guarantor is not subordinated or junior to any Indebtedness of such Subsidiary Guarantor other than Guarantor Senior Indebtedness of such Subsidiary Guarantor and (C) such Subsidiary of the Company waives, pursuant to Section 12.5 of Exhibit B and agrees that it will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary of the Company as a result of any payment by such Subsidiary Guarantor under its Subsidiary Guarantee. The sup-plemental indenture shall supplement this Indenture by, among other things, creating an additional Article XII applicable to such Subsidiary Guarantor and any other Subsidiary Guarantors in the form set forth in Exhibit B hereto and, in connection with the execution and delivery of the supplemental indenture, such Subsidiary Guarantor shall execute and deliver a Guarantee substantially in the form of Exhibit C hereto. Such Article XII shall not become effective until the provisions of Section 12.2 have been complied with.

          Notwithstanding the foregoing, any Subsidiary Guarantee will be subject to release under the conditions described in Section 12.4 of Exhibit B hereto.

          SECTION 4.16  Limitation on Senior Subordinated Indebtedness.

          The Company will not, and the Company will not cause or permit any Subsidiary Guarantor to, directly or indirectly, in any event incur any (a) Indebtedness that purports to be by its terms (or by the terms of any agreement governing such Indebtedness) both subordinate to any other Indebtedness of the Company or of such Subsidiary Guarantor, as the case may be, and senior or superior in any right of payment or interest to the Securities or the Subsidiary Guarantees, as the case may be, or (b) Indebtedness which by its terms (or by the terms of any agreement governing such Indebtedness) is subordinated to any other Indebtedness of the Company or of such Subsidiary Guarantor, as the case may be (other than Indebtedness of the Company or of such Subsidiary Guarantor, as the case may be (including the Securities or the Subsidiary Guarantees, as the case may be), that is subordinated solely to Senior Indebtedness of the Company or Guarantor Senior Indebtedness of such Subsidiary Guarantor), unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinate to the Securities or the Subsidiary Guarantees, as the case may be, to the same extent and in the same manner as such Indebtedness is subordinated pursuant to subordination provisions that are most favorable to the holders of any other Indebtedness of the Company or of such Subsidiary Guarantor, as the case may be.

          SECTION 4.17  Limitation on Termination of Master Intercompany
                        Agreement.

          The Company shall not amend, modify, rescind, terminate or waive any of the provisions of Article II.A.1 of the Master Intercompany Agreement (except to remove obsolete references therein the removal of which will not be adverse to the Company) or effect any other amendment of the Master Intercompany Agreement which would materially and adversely affect the Company.

                                   ARTICLE V


                             SUCCESSOR CORPORATION
                             ---------------------

          SECTION 5.1  Merger, Consolidation, Etc.

          (a) The Company will not, in a single transaction or series of related transactions, consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of (and the Company will not cause or permit any of its Subsidiaries to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company's and its Subsidiaries' assets (determined on a consolidated basis for the Company and its Subsidiaries) to, any Person or adopt a Plan of Liquidation unless: (i) either
(1) the Company shall be the surviving or continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company and its Subsidiaries substantially as an entirety or in the case of a Plan of Liquidation, or Person to which assets of the Company and its Subsidiaries have been transferred (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Securities and the performance of every covenant of the Securities and this Indenture on the part of the Company to be performed or observed; (ii) immediately after giving effect to such transaction and the assumption contemplated by clause(i)(2)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), the Company (in the case of clause (1) of the foregoing clause (i)) or such Person (in the case of clause
(2) thereof) shall have a Consolidated Tangible Net Worth (immediately after the transaction but prior to any purchase accounting adjustments relating to such transaction) equal to or greater than the Consolidated Tangible Net Worth of the Company immediately prior to such transaction; (iii) immediately before and after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of the transaction) no Default and no Event of Default shall have occurred or be continuing; (iv) the Company or such Person shall have delivered to the Trustee (A) an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease or Plan of Liquidation and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this provision of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied and (B) a certificate from the Company's independent certified public accountants stating that the Company has made the calculations required by clause (ii) above in accordance with the terms of this Indenture; and (v) each Subsidiary Guarantor, unless it is the other party to the transaction, shall have by supplemental indenture confirmed that its Subsidiary Guarantee shall apply, without alteration or amendment and in every identical respect as its Subsidiary Guarantee applies on the date it was granted under this Indenture to the obligations of the Company under this Indenture and the Securities, to the obligations of the Company or such Person, as the case may be, under this Indenture and the Securities after the consummation of such transaction of the Company. Notwithstanding the forego-ing, (x) a Wholly Owned Subsidiary of the Company may consolidate with, or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, the Company or another Wholly Owned Subsidiary of the Company without complying with clause (ii) of the above and
(y) a series of transactions involving the sale of Receivables or interests therein by the Company or a Securitization Subsidiary in connection with a Qualified Securitization Transaction shall not be deemed to be the sale of all or substantially all of the Company's assets to the extent such transactions are consummated in the ordinary course of business.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          (b) A Subsidiary Guarantor shall not, and the Company shall not cause or permit a Subsidiary Guarantor to, consolidate with or merge with or into any Person unless:

             (i) except in the circumstances where the Subsidiary Guarantee of the Subsidiary Guarantor is to be released in accordance with Section 12.4, such Subsidiary Guarantor or, if the merger or consolidation involves the Company, the Company shall be the continuing person, or the resulting or surviving person (the "surviving entity") shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia;

             (ii) except in the circumstances where the Subsidiary Guarantee of the Subsidiary Guarantor is to be released in accordance with Section 12.4 or where the Company is the surviving entity, the surviving entity shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of such Subsidiary Guarantor under the Securities and this Indenture, as modified by such supplemental indenture, and its Subsidiary Guarantee;

             (iii) immediately before and immediately after giving effect to such transaction and all other transactions occurring as a result of or in connection therewith (including, without limitation the incurrence of any Indebtedness or Acquired Indebtedness or the granting of any Lien) no Default or Event of Default shall have occurred and be continuing; and

             (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation or merger, and if a supplemental indenture is required in connection with such transaction or series of transactions, such supplemental indenture, complies with this Section 5.1(b) and that all conditions precedent provided for in this Indenture relating to the transaction or series of transactions have been satisfied and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms subject to the customary exceptions.

The foregoing provisions of this Section 5.1(b) shall not be deemed to be a qualification or limitation of any of the provisions of Section 5.1(a).

          SECTION 5.2  Successor Entity Substituted.

          Upon any consolidation or merger, or any conveyance, lease or transfer of all or substantially all of the assets of the Company in accordance with
Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter (except in the case of a sale, assignment, transfer, conveyance, lease or other disposition) the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE VI


                              DEFAULT AND REMEDIES
                              --------------------

          SECTION 6.1  Events of Default.

          (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (i) the Company defaults in the payment of principal of, or premium, if any, on the Securities when due at maturity, upon repurchase, upon acceleration or otherwise, including, without limitation, failure of the Company to repurchase the Securities on the date required following a Change of Control Triggering Event, whether or not any such payment is prohibited by the provisions of Article XI; or

             (ii) the Company defaults in the payment of any installment of interest on the Securities when due and continuance of such Default for 30 days or more, whether or not such payment is prohibited by the provisions of Article XI; or

             (iii) the Company or any Subsidiary Guarantor defaults in the performance of or breaches any covenant, warranty or agreement in, or provision of, the Securities, any Subsidiary Guarantee or this Indenture (other than defaults specified in clause (i) or (ii) above or clause (v) below), and such Default or breach continues for a period of

     30 days or more after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the then outstanding Securities; or

             (iv) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Subsidiary of the Company (or the payment of which is guaranteed by the Company or any Subsidiary of the Company), which default results in the acceleration of such Indebtedness prior to its express maturity and the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $25,000,000 or more and such acceleration has not been rescinded or annulled or such Indebtedness discharged in full within 30 days; or

             (v) any Subsidiary Guarantee ceases to be in full force and effect (other than in accordance with the terms of such Subsidiary Guarantee and this Indenture and other than at such time as and so long as such Subsidiary's guarantee of all other Indebtedness of the Company and of the Company's Subsidiaries is no longer in full force and effect (unless arising from the payment by such Subsidiary Guarantor under its guarantee of such Indebtedness)) or is declared null and void or unenforceable or found to be invalid (other than at any such time as and so long as such Subsidiary Guarantor's guarantee of all other Indebtedness of the Company and of the Company's Subsidiaries is declared null and void or unenforceable or invalid (unless arising from payment by such Subsidiary Guarantor under its guarantee of such Indebtedness)) or any Subsidiary Guarantor denies its liability under its Subsidiary Guarantee (other than by release of a Subsidiary Guarantor from its Subsidiary Guarantee in accordance with the terms of this Indenture and the Subsidiary Guarantee and other than at any such time as and so long as such Subsidiary Guarantor denies liability under its guarantee of all other Indebtedness of the Company and of the Company's Subsidiaries (unless arising from payment by such Subsidiary Guarantor under its guarantee of such Indebtedness)); or

             (vi) the Company fails to comply with Section 4.8 hereof for 30 days or more, or the Company fails to observe, perform or comply with any of the terms or provisions of Article V of this Indenture; or

             (vii) the entry by a court of competent jurisdiction of one or more judgments, orders or decrees against the Company or any Subsidiary of the Company or any of their respective property or assets in an aggregate amount in excess of $25,000,000, which judgments, orders or decrees have not been vacated, discharged, satisfied or stayed pending appeal within 30 days from the entry thereof and with respect to which legal enforcement proceedings have been commenced; or

             (viii) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case or proceeding, or

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, or

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors, or

               (E) files an answer or consent seeking reorganization or relief, or

               (F) shall admit in writing its inability to pay its debts generally; or

          (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any of its Material Subsidiaries in an involuntary case or proceeding, or

               (B) appoints a Custodian of the Company or any of its Material Subsidiaries for all or substantially all of its properties, or

               (C) orders the liquidation of the Company or any of its Material Subsidiaries, and in each case the order or decree remains unstayed and in effect for 60 days.

          (b) For purposes of this Section 6.1, the term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official charged with maintaining possession or control over property for one or more creditors.

          SECTION 6.2  Acceleration.

          If an Event of Default (other than an Event of Default relating to the Company and specified in Section 6.1(a)(viii) or (ix) above) occurs and is continuing, the Trustee or Holders of at least 25% in aggregate principal amount of the then outstanding Securities may, by written notice to the Company (and to the Trustee, if given by the Holders), and the Trustee shall upon the request of Holders of not less than 25% in aggregate principal amount of the outstanding Securities, by written notice to the Company, declare the unpaid principal of, premium, if any, and accrued and unpaid interest on all the Securities then outstanding to be due and payable immediately, and the same shall become immediately due and payable. If an Event of Default relating to the Company and specified in Section 6.1(a)(viii) or (ix) occurs and is continuing, the unpaid principal of, premium and accrued and unpaid interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of, in the aggregate, at least a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default (except the nonpayment of principal and interest on the Securities that has become due solely as a result of the acceleration of the Securities) have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent default or impair any right consequent thereto.

          SECTION 6.3  Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 6.4  Waiver of Past Default.

          Subject to Sections 6.7 and 9.2, the Holders of, in the aggregate, at least a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default or Event of Default specified in Section 6.1(a)(i) or (ii) or a Default or Event of Default in respect of any provision hereof which cannot be modified or amended without the consent of the Holder so affected pursuant to Section 9.2. When a Default or Event of Default is so waived, it shall be deemed cured and cease to exist; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 6.5  Control by Majority.

          The Holders of a majority in principal amount of the then outstanding Securities may (i) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, including, without limitation, any remedies provided for in Section 6.3, and (ii) direct the Trustee to notify each trustee under any instrument governing the rights of holders of Indebtedness subordinated in right of payment to the Securities for the purpose of effecting the payment blockage provisions thereunder. The Trustee may refuse, however, to follow any direction that conflicts with law, the Securities or this Indenture, or that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, that may involve the Trustee in personal liability or if the Trustee determines that it does not have adequate indemnification against any loss or expense, provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 6.6  Limitation on Suits.

          A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (b) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue a remedy;

          (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 30 days after receipt of the request; and

          (e) during such 30-day period the Holders of at least a majority in principal amount of the then outstanding Securities do not give the Trustee a direction which is inconsistent with the request.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

          SECTION 6.7  Rights of Holders To Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

          SECTION 6.8  Collection Suit by Trustee.

          If an Event of Default specified in Section 6.1(a)(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the Interest Rate and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          SECTION 6.9  Trustee May File Proofs of Claim.

          The Trustee shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company or any of its Subsidiaries (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.7. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 6.10  Priorities.

          If the Trustee collects any money pursuant to this Article VI, it shall, subject to the provisions of Article XI hereof, pay out such money in the following order:

     First: to the Trustee for amounts due under Section 7.7;

     Second: subject to Article XI, to Holders for interest accrued on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest; and

     Third: subject to Article XI, to Holders for principal amounts owing under the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal.

          The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

          SECTION 6.11  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities.

          SECTION 6.12  Rights and Remedies Cumulative.

          No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.13  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 6.14  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


                                  ARTICLE VII


                                    TRUSTEE
                                    -------

          SECTION 7.1  Duties of Trustee.

          (a) If an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

             (i) The Trustee need perform only those duties as are specifically set forth in this Indenture or the TIA and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

             (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificate or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

             (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

             (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.2, 6.4 and 6.5.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 7.2  Rights of Trustee.

          Subject to Section 7.1:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled during normal business hours and upon reasonable advance notice to the Company to examine the books, records and premises of the Company, personally or by agent or attorney.

          (b) Before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 10.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or willful misconduct of an agent who is an employee of the Trustee) appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith and without negligence which it reasonably believes to be authorized or within its rights or powers conferred upon it by this Indenture or the TIA.

          (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          SECTION 7.3  Individual Rights of Trustee.

          The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, or its Subsidiaries and Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

          SECTION 7.4  Trustee's Disclaimer.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, and it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture, or any statement in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.5  Notice of Defaults.

          If a Default or an Event of Default with respect to the Securities occurs and is continuing and the Trustee receives written notice of such Default or Event of Default, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 60 days after the occurrence thereof in accordance with TIA (S)313(c). Except in the case of a Default or an Event of Default in payment of principal of or in-terest on any Security, including on acceleration, and the failure to make payment when required by Section 4.11, and except in the case of a failure to comply with Article V hereof, the Trustee may withhold the notice to the Securityholders for a period not to exceed 60 days if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

          SECTION 7.6  Reports by Trustee to Holders.

          To the extent required by TIA (S)313(a), within 45 days after June 1 of each year commencing with 1998 and for as long as there are Securities outstanding hereunder, the Trustee shall mail to each Securityholder the Company's brief report dated as of such date that complies with TIA (S)313(a). The Trustee also shall comply with TIA (S)313(b) and TIA (S)313(c) and (d). A copy of such report at the time of its mailing to Securityholders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Securities are listed.

          The Company shall promptly notify the Trustee if the Securities become listed on any stock exchange and the Trustee shall comply with TIA (S)313(d).

          SECTION 7.7  Compensation and Indemnity.

          The Company shall pay to the Trustee, the Paying Agent and the Registrar from time to time reasonable compensation for their respective services rendered hereunder. The Trustee's, the Paying Agent's and the Registrar's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee, the Paying Agent and the Registrar upon request for all reasonable out-of-pocket disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by each of them in connection with entering into this Indenture the performance of its duties under this Indenture in addition to the compensation for their respective services under this Indenture. Such expenses shall include the reasonable compensation, out-of-pocket disbursements and expenses of the Trus-tee's, the Paying Agent's and the Registrar's agents and counsel.

          The Company shall indemnify the Trustee, the Paying Agent and the Registrar for, and hold each of them harmless against, any claim, demand, expense (including but not limited to attorneys' fees and expenses), loss or liability incurred by each of them arising out of or in connection with the administration of this Indenture and their respective duties hereunder. Each of the Trustee, the Paying Agent and the Registrar shall notify the Company promptly of any claim asserted against it for which it may seek indemnity. However, failure by the Trustee, the Paying Agent or the Registrar to so notify the Company shall not relieve the Company of its obligations hereunder. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee, the Paying Agent or the Registrar through the Trustee's, the Paying Agent's or the Registrar's, as the case may be, own willful misconduct, negligence or bad faith.

          To secure the Company's payment obligations in this Section 7.7, each of the Trustee, the Paying Agent and the Registrar shall have a lien prior to the Securities on all money or property held or collected by it, in its capacity as Trustee, Paying Agent or Registrar, as the case may be, except money or property held in trust to pay principal of or interest on particular Securities.

          When any of the Trustee, the Paying Agent and the Registrar incurs expenses or renders services after an Event of Default specified in Section 6.1(a)(viii) or (ix) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 7.8  Replacement of Trustee.

          The Trustee may resign at any time by so notifying the Company in writing, such resignation to be effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent which consent shall not be unreasonably withheld. The Company may remove the Trustee if:

          (a)  the Trustee fails to comply with Section 7.10;

          (b)  the Trustee is adjudged a bankrupt or an insolvent;

          (c) a receiver or other public officer takes charge of the Trustee or its property; or

          (d)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided in Section 7.7), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 25% in principal amount of then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

          SECTION 7.9  Successor Trustee by Merger, Etc.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee, provided such corporation or national banking association shall be otherwise qualified and eligible under this Article VII.

          SECTION 7.10  Eligibility; Disqualification.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S)310(a)(1) and (2). The Trustee shall have a combined capital and surplus of at least $200,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
(S)310(b), provided that there shall be excluded from the operation of TIA
(S)310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if the requirements for such exclusion set forth in TIA
(S)310(b)(1) are met. The provisions of TIA (S)310 shall apply to the Company, as obligor of the Securities.

          SECTION 7.11  Preferential Collection of Claims Against Company.

          The Trustee shall comply with TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). A Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated therein. The provisions of TIA (S)311 shall apply to the Company as obligor on the Securities.


                                  ARTICLE VIII


                    SATISFACTION AND DISCHARGE OF INDENTURE
                    ---------------------------------------

          SECTION 8.1  Termination of the Company's Obligations.

          The Company's obligations under the Securities and this Indenture shall terminate, and the obligations of any Subsidiary Guarantor shall terminate, except those obligations referred to in the penultimate paragraph of this Section 8.1, if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 8.4) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if:

          (a)  all Securities have otherwise become due and payable hereunder;

          (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, cash or cash equivalents in such amount as is sufficient without consideration of reinvestment of such interest, to pay principal of, premium, if any, and interest on the outstanding Securities to maturity or redemption, provided that the Trustee shall have been irrevocably instructed to apply such cash or cash equivalents to the payment of said principal, premium, if any, and interest with respect to the Securi-ties, and, provided, further, that from and after the time of deposit, the money deposited shall not be subject to the rights of holders of Senior Indebtedness of the Company or Guarantor Senior Indebtedness pursuant to the provisions of Article XI or Article XII;

          (c) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is a party or by which it is bound;

          (d) the Company shall have paid all other sums payable by it hereunder;

          (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent providing for the termination of the Company's and each Subsidiary Guarantor's obligation under the Securities and this Indenture have been complied with. Such Opinion of Counsel shall also state that such satisfaction and discharge does not result in a default under any Senior Indebtedness of the Company (if then in effect) or any other agreement or instrument then known to such counsel that binds or affects the Company.

          Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.5, 2.6, 2.7, 2.8, 4.1, 4.2 and 7.7 and any Subsidiary Guarantor's obligations in respect thereof shall survive until the Securities are no longer outstanding. After the Securities are no longer outstanding, the Company's obligations in Sections 7.7, 8.4 and 8.5 and any Subsidiary Guarantor's obligations in respect thereof shall survive.

          After such delivery or irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's and any Subsidiary Guarantor's obligations under the Securities and this Indenture except for those surviving obligations specified above.

          SECTION 8.2  Legal Defeasance and Covenant Defeasance.

          (a) The Company may, at its option by resolution of the Board of Directors of the Company, at any time, with respect to the Securities, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities upon compliance with the conditions set forth in paragraph (d).

          (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and any Subsidiary Guarantor shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of paragraph cbelow and the other Sections of and matters under this Indenture referred to in
(i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), and Holders of the Securities and the Subsidiary Guarantees and any amounts deposited under paragraph (d) below shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness of the Company or Guarantor Senior Indebtedness under Article XI,
Article XII or otherwise, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.6, 2.7 and 4.2, and, with respect to the Trustee, under Section 7.7 and any Subsidiary Guarantor's obligations in respect thereof,
(iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 8.2 and Section 8.5. Subject to compliance with this
Section 8.2, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Securities.

          (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Article V and Article XI and in Sections 4.5 through 4.9, 4.11 through 4.17 and Section 5.1 with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder and Holders of the Securities and the Subsidiary Guarantees and any amounts deposited under paragraph (d) below shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness of the Company or Guarantor Senior Indebtedness under Article XI, Article XII or otherwise. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Company and any Subsidiary Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(a)(iii), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

          (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities:

             (i) the Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (x) money in an amount or (y) direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations") maturing as to principal, premium, if any, and interest in such amounts of money and at such times as are sufficient without consideration of any reinvestment of such interest, to pay principal of and interest on the outstanding Securities not later than one day before the due date of any payment, or
     (z) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge principal of, premium, if any, and interest on the outstanding Securities on the Maturity Date or otherwise in accordance with the terms of this Indenture and of such Securities, provided that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities;

             (ii) no Default or Event of Default with respect to the Securities or this Indenture shall have occurred and be continuing immediately after giving effect to such deposit (or, insofar as Section 6.1(a)(viii) or (ix) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period); provided, however, that actions taken by the Company in connection with the creation of the trust fund into which funds for the purpose of defeasance of the Securities are deposited that are not in compliance with Sections 4.9, 4.13 and 4.14 and the failure of the Company to comply with Section 4.8 as a result of the incurrence of indebtedness to create such trust fund deposit, in each case, shall not be deemed a Default or Event of Default under this Indenture);

             (iii) such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any Securities of the Company or any Subsidiary Guarantor;

             (iv) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under any agreement or instrument to which the Company or any Subsidiary Guarantor is a party or by which it is bound;

             (v) in the case of an election under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

             (vi) in the case of an election under paragraph (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

             (vii) in the case of an election under either paragraph (b) or (c) above, an Opinion of Counsel to the effect that, (x) the trust funds will not be subject to any rights of any holders of other Indebtedness, including, without limitation, Senior Indebtedness of the Company, and (y) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law, provided that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion needs to be given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities, the Trustee will hold, for the benefit of the Holders of Securities, a valid and enforceable security interest in such trust funds that is not avoidable in bankruptcy or otherwise, subject only to principles of equitable subordination, (B) the Holders of Securities will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used, and (C) no property, rights in property or other interests granted to the Trustee or the Holders of Securities in exchange for or with respect to any of such funds will be subject to any prior rights of any other person, subject only to prior Liens granted under Section 364 of Title 11 of the U.S. Bankruptcy Code (or any section of any other Bankruptcy Law having the same effect), but still subject to the foregoing clause (B); and

             (viii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (x) all conditions precedent provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with and (y) if any other Indebtedness of the Company shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness.

          (e) All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to paragraph (d) above in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any Affiliate of the Company) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to paragraph (d) above or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

          Anything in this Section 8.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request, in writing, by the Company any money or U.S. Government Obligations held by it as provided in paragraph (d) above which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

          SECTION 8.3  Application of Trust Money.

          The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Sections 8.1 and 8.2, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

          SECTION 8.4  Repayment to Company or Subsidiary Guarantors.

          Subject to Sections 7.7, 8.1 and 8.2, the Trustee shall promptly pay to the Company, or if deposited with the Trustee by any Subsidiary Guarantor, to such Subsidiary Guarantor, upon receipt by the Trustee of an Officers' Certificate, any excess money, determined in accordance with Section 8.2, held by it at any time. The Trustee and the Paying Agent shall pay to the Company or any Subsidiary Guarantor, as the case may be, upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years after payment to the Holders is required (unless otherwise provided under operation of law), provided that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company or any Subsidiary Guarantor, as the case may be, Securityholders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

          SECTION 8.5  Reinstatement.

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then the Company's and each Subsidiary Guarantor's, if any, obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with this Indenture, provided that if the Company or the Subsidiary Guarantors, as the case may be, has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company or the Subsidiary Guarantors, as the case may be, shall be, subrogated to the rights of the holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE IX


                      AMENDMENTS, SUPPLEMENTS AND WAIVERS
                      -----------------------------------

          SECTION 9.1  Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by resolutions of its Board of Directors (copies of which shall be delivered to the Trustee) and the Trustee may amend, waive or supplement this Indenture or the Securities without notice to or consent of any Holder for any of the following purposes:

          (a) to cure any ambiguity, defect or inconsistency, provided that such amendment or supplement does not adversely affect the rights of any Holder;

          (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (c)  to comply with any requirements of the SEC under the TIA;

          (d) to evidence the succession in accordance with Article V hereof of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (e) to add any Subsidiary of the Company as a Subsidiary Guarantor pursuant to the terms of Section 4.16 and Article XII;

          (f) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities; or

          (g) to make any other change that does not adversely affect the rights of any Holder;

provided, however, that in making such change, the Trustee may rely upon an Opinion of Counsel stating that such change does not adversely affect the rights of any Holder.

          SECTION 9.2  With Consent of Holders.

          Subject to Section 6.7 and the provisions of this Section 9.2, the Company, when authorized by resolution of its Board of Directors (copies of which shall be delivered to the Trustee) and the Trustee may amend or supplement this Indenture, the Securities or any Subsidiary Guarantee with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding. Subject to Section 6.7 and the provisions of this
Section 9.2, the Holders of, in the aggregate, at least a majority in principal amount of the then outstanding Securities affected may waive compliance by the Company and any Subsidiary Guarantor with any provision of this Indenture, the Securities or any Subsidiary Guarantee without notice to any other Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

          (a) reduce the aggregate principal amount of Securities the Holders of which must consent to an amendment, supplement or waiver of any provision of or with respect to this Indenture, the Securities or any Subsidiary Guarantee; or

          (b) reduce the rate of, change the method of calculation of, or extend the time for, payment of interest, including default interest, on any Security; or

          (c) reduce the principal of or premium on or change the Stated Maturity of any Security or alter the repurchase provisions with respect thereto; or

          (d) make the principal of, or interest on, any Security payable in money other than as provided herein, or

          (e) make any change in provisions relating to waivers of defaults, the ability of Holders to enforce their rights under this Indenture or in the matters discussed in clauses (a) through (h); or

          (f) waive a default in the payment of the principal of, interest on, or repurchase payment required hereunder with respect to, any Security, including, without limitation, a default to make a payment when required upon a Change of Control Triggering Event; or

          (g) adversely affect the ranking of the Securities or any Subsidiary Guarantee or release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee in this Indenture other than in compliance with Section 12.4 of Exhibit B hereto;

          (h) after the Company's obligation to purchase Securities arises thereunder, amend, modify or change the obligation of the Company to make and consummate a Change of

     Control Offer in the event of a Change of Control Triggering Event or waive any default in the performance thereof or modify any of the provisions or definitions with respect to such offers.

          It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture. Notwithstanding the foregoing, no amendment shall modify any provision of this Indenture so as to affect adversely the rights of any holder of Senior Indebtedness of the Company or Guarantor Senior Indebtedness to the benefits of the subordination provisions under this Indenture without the consent of such holder.

          SECTION 9.3  Compliance with Trust Indenture Act.

          Every amendment to or supplement of this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

          SECTION 9.4  Revocation and Effect of Consents.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. Not-withstanding the above, nothing in this paragraph shall impair the right of any Securityholder under (S)316(b) of the TIA.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver which record date shall be at least 10 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the second and third sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. Such consent shall be effective only for actions taken within 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in any of clauses
(a) through (h) of Section 9.2. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it.

          SECTION 9.5  Notation on or Exchange of Securities.

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee shall (in accordance with the specific written direction of the Company) request the Holder of the Security to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

          SECTION 9.6  Trustee to Sign Amendments, Etc.

          The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article IX if the amendment, supplement or waiver does not adversely affect the rights, duties or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this
Article IX is authorized or permitted by this Indenture and that it constitutes the legal, valid and binding obligation of the Company and, if applicable, the Subsidiary Guarantors, subject to the customary exceptions.


                                   ARTICLE X


                                 MISCELLANEOUS
                                 -------------

          SECTION 10.1  Trust Indenture Act Controls.

          The provisions of TIA (S)(S)310 through 317 that impose duties on any person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by the above paragraph, the imposed duties shall control.

          SECTION 10.2  Notices.

          Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail or by telecopier, followed by first-class mail, or by overnight service guaranteeing next-day delivery, addressed as follows:

          (a)  if to the Company:
               Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, Illinois 60008

               Attention: General Counsel

               Telecopier Number: (847) 734-4090

               with a copy to:

               Kirkland & Ellis
               200 E. Randolph Drive
               Chicago, Illinois 60601

               Attention: Kenneth P. Morrison, Esq.

               Telecopier Number: (312) 861-2200

          (b)  if to the Trustee:
               The Fuji Bank and Trust Company
               Corporate Trust Administration Department
               2 World Trade Center
               New York, NY 10048

               Attention: Sharon Moore

               Telecopier Number: (212)-321-2468

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder, including any notice delivered in connection with TIA (S)310(b), TIA (S)313(c), TIA (S)314(a) and TIA (S)315(b), shall be mailed to such Holder, first-class postage prepaid, at his address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received by an officer in the corporate trust administration department of the Trustee, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 10.3  Communications by Holders with Other Holders.

          Securityholders may communicate pursuant to TIA (S)312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA (S)312(c).

          SECTION 10.4 Certificate and Opinion of Counsel as to Conditions Precedent.

          Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company or any Subsidiary Guarantor shall furnish to the Trustee at the request of the Trustee (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with (which officer signing such certificate may rely, as to matters of law, on an Opinion of Counsel), (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of counsel, all such conditions have been complied with (which counsel, as to factual matters, may rely on an Officers' Certificate) and
(c) where applicable, a certificate or opinion by an independent certified public accountant satisfactory to the Trustee that complies with TIA (S)314(c).

          SECTION 10.5  Statements Required in Certificate and Opinion of
                        Counsel.

          Each certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that the Person making such certificate or rendering such Opinion of Counsel has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or Opinion of Counsel are based;

          (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          SECTION 10.6  Rules by Trustee, Paying Agent, Registrar.

          The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

          SECTION 10.7  Legal Holidays.

          If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          SECTION 10.8  Governing Law.

          THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND EACH SUBSIDIARY GUARANTOR AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES.

          SECTION 10.9  No Recourse Against Others.

          A trustee, director, officer, employee, stockholder or beneficiary, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Security holder by accepting a Security waives and releases all such liability.

          SECTION 10.10  Successors.

          All agreements of the Company or any Subsidiary Guarantor in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 10.11  Counterparts.

          The parties may sign any number of counterparts of this Indenture. Each such counterpart shall be an original, but all of them together represent the same agreement.

          SECTION 10.12  Severability.

          In case any provision in this Indenture, the Securities or in any Subsidiary Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

          SECTION 10.13   Table of Contents, Headings, Etc.

          The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 10.14  No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or of any Subsidiary Guarantor or any of their respective Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 10.15  Benefits of Indenture.

          Nothing in this Indenture, in the Securities or in any Subsidiary Guarantee, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture, the Securities or in any Subsidiary Guarantee.

          SECTION 10.16  Independence of Covenants.

          All covenants and agreements in this Indenture, the Securities and the Subsidiary Guarantees shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                                   ARTICLE XI


                          SUBORDINATION OF SECURITIES
                          ---------------------------

          SECTION 11.1  Agreement to Subordinate.

          The Company covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and the payment of the principal of and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness of the Company.

          Anything in the Securities or in this Indenture to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, in all respects, to all Senior Indebtedness of the Company, whether outstanding at the Issue Date or incurred after the Issue Date. Without limiting the effect of the foregoing, "subordinate" and "junior" as used herein shall include within their meanings the following:

             (i) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then (A) all Senior Indebtedness of the Company shall first be paid in full, or such payment be provided for, before any payment on account of principal or interest is made upon the Indebtedness evidenced by the Securities, and (B) in any such proceedings any payment or distribution of any kind or character (including without limitation any distribution realized from or attributable to any security interest of the Holders of the Securities in property or assets of the Company), whether in cash or property or securities which may be payable or deliverable in respect of the Securities, shall be paid or delivered directly to the holders of such Senior Indebtedness of the Company (or the representative or representatives of such holders or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company shall have been issued) for application in payment thereof, unless and until such Senior Indebtedness of the Company shall have been paid in full or such payment shall have been provided for; provided that (1) in the event that payment or delivery of such cash, property or securities to the Holders of the Securities is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities to Senior Indebtedness of the Company, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable law, no payment or delivery of such cash, property or securities payable or deliverable with respect to the Securities need be made to the holders of Senior Indebtedness of the Company, (2) no such delivery need be made of securities which are issued pursuant to voluntary reorganization, dissolution, or liquidation proceedings by the Company or by the Company as reorganized, if such securities are subordinate and junior to the payment of all Senior Indebtedness of the Company then outstanding to the same extent as the Securities and (3) if, pursuant to the foregoing, a payment or delivery of cash, property or securities is to be made to the holders of Senior Indebtedness of the Company (or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness of the Company shall have been issued) from a distribution realized from or attributable to any security interest of the Holders of the Securities in property or assets of the Company, such payment or delivery shall be made (x) first, to the holders of any Senior Indebtedness of the Company (or their representative or representatives) secured equally and ratably with the Holders of the Securities with respect to such property or assets or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company shall have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness of the Company held or represented by each, until such Senior Indebtedness of the Company shall have been paid in full or such payment shall have been provided for and (y) then, to the extent such payment or delivery shall not be required to pay the Senior Indebtedness of the Company referred to in the foregoing clause (x), to the other holders of Senior Indebtedness of the Company (or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company shall have been issued), ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness of the Company held or represented by each, until such Senior Indebtedness of the Company shall have been paid in full or such payment shall have been provided for;

             (ii) no payment or prepayment of any principal, premium (if any) or interest on account of and no repurchase, redemption or other retirement (whether at the option of the Holder or otherwise) of the Securities shall be made, if at the time of such payment, prepayment, repurchase, redemption or retirement, or immediately after giving effect thereto, there shall exist a default in the payment or prepayment of any Senior Indebtedness of the Company;

             (iii) in the event that any Security is declared due and payable because of the occurrence of an Event of Default (under circumstances when the provisions of the foregoing clause (i) shall not be applicable), the Holders of the Securities shall be entitled to payment only after there shall first have been paid in full the Senior Indebtedness of the Company outstanding at the time such Security so becomes due and payable because of such Event of Default, or provision for such payment shall have been made; and

             (iv) in the event that (A) any of the events described in clauses
     (i), (ii) and (iii) occurs and (B) notwithstanding the provisions therein, any payment or distribution of assets of the Company of any kind or character (including any distribution realized from or attributable to any security interest of the Holders of the Securities in property or assets of the Company), whether in cash, property or securities, shall be received by the Holders of the Securities (or their representative or representatives or the Trustee under this Indenture) before all Senior Indebtedness of the Company shall have been paid in full, or provision made for such payment in accordance with the terms of the Senior Indebtedness of the Company, except as provided in subclauses (1) and (2) of the proviso to clause (i) above, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness of the Company (or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company shall have been issued), as their respective interests may appear under said clauses (i),
     (ii) and (iii), for application to the payment of all such Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay such Senior Indebtedness of the Company in full in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company.

          SECTION 11.2  Subrogation.

          Subject to the payment in full of all Senior Indebtedness of the Company, Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness of the Company to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness of the Company until all amounts owing on the Securities shall be paid in full, and as between the Company, its creditors other than holders of such Senior Indebtedness, and

Holders of the Securities, no such payment or distribution made to the holders of such Senior Indebtedness by virtue of this Article XI which otherwise would have been made to the Securityholders shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article XI are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness of the Company, on the other hand.

          SECTION 11.3  Relative Rights.

          Nothing contained in this Article XI or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of its Senior Indebtedness, and the Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of its Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XI of the holders of Senior Indebtedness of the Company to receive cash, property or securities otherwise payable or deliverable to the Securityholders.

          Upon payment or distribution of assets of the Company referred to in this Article XI, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee, or agent or other person making any payment or distribution, to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XI.

          Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall affect the obligations of the Company to make, or prevent the Company from making, payment of the principal of or interest on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article XI.

          SECTION 11.4  Trustee To Effectuate Subordination.

          Each holder of Securities, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XI and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 11.5 Trustee Not Fiduciary for Holders of Senior Indebtedness of the Company.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Company or any other person moneys or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article XI or otherwise.

          SECTION 11.6  Notice by Company.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment of moneys to or by the Trustee pursuant to this Article. Subject to the provisions of Sections 7.5 and 7.1 but notwithstanding any other provisions of this Indenture, the Trustee and any Paying Agent shall not be charged with knowledge of the existence of any facts that would pro-hibit the making of any payment of moneys to or by the Trustee or such Paying Agent, or the taking of any other action by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof from the Company at least three Business Days prior to the making of any such payment, the Securityholders, the holders of any Senior Indebtedness of the Company or the representative of any such holders.

          SECTION 11.7  Rights of Trustee.

          The Trustee shall be entitled to all the rights set forth in this
Article XI with respect to any Senior Indebtedness of the Company by the time held by the Trustee, to the same extent as any other holder of Senior Indebtedness.

          SECTION 11.8  Company May Not Impair Subordination.

          No right of any present or future holder of any Senior Indebtedness of the Company to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          SECTION 11.9  Rights of Paying Agent.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XI in addition to or in place of the Trustee, provided that Sections 11.6 and 11.7 shall not apply to the Company if it acts as Paying Agent.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                              NAVISTAR FINANCIAL CORPORATION,
                                as Issuer



                              By: /s/ R. Wayne Cain
                                 ----------------------------
                                 Name:  R. Wayne Cain
                                 Title: Vice President
                                        and Treasurer


                              THE FUJI BANK AND TRUST COMPANY,
                                as Trustee



                              By: /s/ Sharon Moore
                                 ----------------------------
                                 Name:  Sharon Moore
                                 Title: Vice President

                                                                       Exhibit A

                           (FORM OF FACE OF SECURITY)


No. [  ]                                                   $ [    ]

                      9% SENIOR SUBORDINATED NOTE DUE 2002


          NAVISTAR FINANCIAL CORPORATION promises to pay
          to [               ] or registered assigns the
          principal sum of[              ] Dollars on
          June 1, 2002.

Interest Payment Dates:  June 1, December 1 and at maturity

Record Dates:  May 15, November 15 and 15 days prior to maturity

                              By:____________________________

                                   Authorized Signature

                              By:____________________________

                                   Authorized Signature

Dated:  May 30, 1997

Certificate of Authentication

          This is one of the 9% Senior Subordinated Notes due 2002 referred to in the within-mentioned indenture.

                                           , as Trustee
                        -------------------------------



                        By:____________________________
                               Authorized Signatory

                         (FORM OF REVERSE OF SECURITY)



                      9% SENIOR SUBORDINATED NOTE DUE 2002

          1. Interest. NAVISTAR FINANCIAL CORPORATION, a Delaware corporation (the "Company," which definition shall include any successor thereto in accordance with the Indenture (as defined below)), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the reverse side hereof at a rate of 9% per annum. Interest on the Securities will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including May 30, 1997 through but excluding the date on which interest is paid. Interest shall be payable in arrears on June 1, December 1 and at the stated maturity (each an "Interest Payment Date"), commencing December 1, 1997. Interest will be computed on the basis of a 360-day year of twelve full 30-day months and, for periods of less than one month, the actual number of days elapsed. Interest on overdue principal and (to the extent permitted by law) on overdue installments of interest will accrue at a rate equal to 9% per annum.

          2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the May 15 or November 15 next preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. At the Company's option, interest may be paid by check mailed to the registered address of the Holder of this Security.

          3. Paying Agent and Registrar. Initially, The Fuji Bank and Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Regis-trar or co-Registrar without notice. Neither the Company nor any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

          4. Indenture. The Company issued the Securities under an Indenture dated as of May 30, 1997 (the "Indenture") between the Company and the Trustee. This Security is one of an issue of Securities of the Company issued under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S)77aaa-77bbbb) as amended from time to time. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and such Act for a statement of them. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $100,000,000. The Indenture limits, among other things, the incurrence of certain Indebtedness by the Company and its Subsidiaries; transactions by the Company and its Subsidiaries with certain Affiliates; the granting of Liens by the Company or any of its Subsidiaries; certain guarantees issued by Subsidiaries of the Company and the ability of the Company and the Subsidiary Guarantors to merge with or into another entity. The limitations are subject to a number of important qualifications and exceptions. The Company must report to the Trustee annually whether it is in compliance with the limitations contained in the Indenture.

          5. Offers to Purchase. Section 4.11 of the Indenture provides upon the occurrence of a Change of Control and subject to further limitations contained therein, the Company shall make an offer to purchase the Securities in accordance with the procedures set forth in the Indenture.

          6. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the In-denture. The Registrar need not transfer or exchange any Security or portion of a Security selected for redemption, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

          7. Persons Deemed Owners. The registered holder of a Security may be treated as the owner of it for all purposes.

          8. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

          9. Amendment, Supplement, Waiver. The Company and the Trustee may, without the consent of the holders of any outstanding Securities, amend, waive or supplement the Indenture, the Securities or Subsidiary Guarantee for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939 or making any other change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture, the Securities or any Subsidiary Guarantee may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected.

          10. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation, subject to certain exceptions, will be released from those obligations.

          11. Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(viii) or (ix) of the Inden-ture with respect to the Company) occurs and is continuing, then the holders of not less than 25% in aggregate principal amount of the outstanding Securities may, or the Trustee may, declare the principal of, premium, if any, plus accrued interest, if any, to be due and payable immediately. If an Event of Default specified in Section 6.1(a)(viii) or (ix) of the Indenture with respect to the Company occurs and is continuing, the principal of, premium, if any, and accrued interest on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest or a failure to comply with Article V of the Indenture) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

          12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          13. No Recourse Against Others. A director, officer, employee, stockholder or beneficiary, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities, the Indenture or any Subsidiary Guarantee or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          14. Defeasance. The Indenture contains provisions (which provisions apply to this Security) for defeasance at any time of (a) the entire indebtedness of the Company and any Subsidiary Guarantor or this Security and
(b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

          15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

          16. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          17. Subordination. The Company's payment of principal of, premium, if any, and interest on the Securities is subordinated in right of payment, to the extent and in the manner provided in Article XI of the Indenture, to the prior payment in full of the Senior Indebtedness of the Company. Each Holder of the Securities, by his acceptance hereof, covenants and agrees that all payments of the principal of, premium, if any, and interest on the Securities by the Company shall be subordinated in accordance with the provisions of Article XI of the Indenture, and each Holder accepts and agrees to be bound by such provisions.

          18. GOVERNING LAW. THE INDENTURE, THIS SECURITY AND EACH SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          19. Guarantees. This Security may after the date hereof be entitled to certain Subsidiary Guarantees made for the benefit of the Holders. Reference is hereby made to Section 4.15 of the Indenture and to Exhibit B to the Indenture for the terms of any Subsidiary Guarantee (including any terms of subordination of such Subsidiary Guarantee that may apply).

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to:

          Navistar Financial Corporation
          2850 W. Golf Road
          Rolling Meadows, Illinois  60008
          Telephone: (847) 734-4000
          Telecopy: (847) 734-4090

          Attention: General Counsel

                                ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

          I or we assign and transfer this Security to

________________________________________________________________________________

      (Insert assignee's social security or tax ID number)_______________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

          (Print or type assignee's name, address and zip code) and irrevocably appoint ________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:                     Your signature:_______________________________________
                                         (Sign exactly as your name appears on
                                         the other side of this Security)

Signature Guarantee:____________________________________________________________

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to
Section 4.11 of the Indenture, check the Box: [ ]

          If you wish to have a portion of this Security purchased by the Company pursuant to Section 4.11 of the Indenture, state the amount: $ _________

Date:__________          Your Signature:_____________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:________________________________

                                                                       EXHIBIT B

                                  ARTICLE XII


                            GUARANTEE OF SECURITIES
                            -----------------------

          SECTION 12.1  Subsidiary Guarantee.

          Subject to the provisions of this Article XII, each Subsidiary Guarantor hereby jointly and severally unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Subsidiary Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or the Subsidiary Guarantors to the Holders or the Trustee hereunder or thereunder (including fees or expenses) and all other obligations with respect to the Securities and this Indenture will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Subsidiary Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Subsidiary Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Subsidiary Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

          Each of the Subsidiary Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder of the Securities with respect to any provisions hereof or thereof, any release of any other Subsidiary Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Subsidiary Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Subsidiary Guarantor, any amount paid by the Company or such Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article XII, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article VI hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee.

          This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          No stockholder, officer, director, employer or incorporator, past, present or future, or any Subsidiary Guarantor, as such, shall have any personal liability under this Subsidiary Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

          The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

          Each Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the guarantee by each Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agrees that the obligations of each Subsidiary Guarantor under the Subsidiary Guarantees shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of each Subsidiary Guarantor (including, but not limited to, the Guarantor Senior Indebtedness of each Subsidiary Guarantor) re-sult in the obligations of each Subsidiary Guarantor under the Subsidiary Guarantees not constituting such fraudulent transfer or conveyance.

          SECTION 12.2  Execution and Delivery of Subsidiary Guarantee.

          To further evidence the Subsidiary Guarantee set forth in Section 12.1, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee, substantially in the form included in Exhibit C hereto, shall be endorsed on each Security authenticated and delivered by the Trustee after such Subsidiary Guarantee is executed and executed by either manual or facsimile signature of an Officer of each Subsidiary Guarantor. The validity and enforceability of any Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

          Each of the Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 12.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

          If an Officer of a Subsidiary Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee of such Security shall be valid nevertheless.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor.

          SECTION 12.3  Additional Subsidiary Guarantors.

          Any person may become a Subsidiary Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions of this Indenture as a Subsidiary Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such person and constitutes the legal, valid, binding and enforceable obligation of such person (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

          SECTION 12.4  Release of a Subsidiary Guarantor.

          (a) In the event that each other holder of Indebtedness of the Company or of any of the Company's Subsidiaries of which a Subsidiary Guarantor has guaranteed the payment thereof unconditionally releases a Subsidiary Guarantor of all of its obligations under such guarantee pursuant to a written agreement in form and substance satisfactory to the Trustee (other than a release resulting from payment under such guarantee) such Subsidiary Guarantor shall be automatically and unconditionally released from all obligations under its Subsidiary Guarantee, provided that a release of a Subsidiary Guarantor may only be obtained under the circumstances described in this sentence if an Officers' Certificate to that effect has been delivered to the Trustee.

          (b) In addition, except in the case where the prohibition on transfer in Section 5.1(a) is applicable, upon the sale or disposition of all (but not less than all) of the Capital Stock of a Subsidiary Guarantor by the Company or a Subsidiary of the Company, or upon the consolidation or merger of a Subsidiary Guarantor with or into any Person (in each case, other than to the Company or an Affiliate of the Company), such Subsidiary Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article XII without any further action required on the part of the Trustee or any Holder, provided that each such Subsidiary Guarantor is sold or disposed of in accordance with Article V.

          (c) The Trustee shall deliver an appropriate instrument evidencing the release of a Subsidiary Guarantor upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 12.4. Any Subsidiary Guarantor not so released or the entity surviving such Subsidiary Guarantor, as applicable, will remain or be liable under its Subsidiary Guarantee as provided in this Article XII.

          The Trustee shall execute any documents reasonably requested by the Company or a Subsidiary Guarantor in order to evidence the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article XII.

          Except as set forth in Articles IV and V and this Section 12.4, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or another Subsidiary Guarantor.

          SECTION 12.5  Waiver of Subrogation.

          Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any of its Subsidiaries that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's obligations under this Subsidiary Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company or any of its Subsidiaries, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any of its Subsidiaries, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall, subject to the subordination provisions of this Article and to Article XI, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 12.5 is knowingly made in contemplation of such benefits.

          SECTION 12.6  Agreement to Subordinate.

          Each Subsidiary Guarantor covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by such Subsidiary Guarantor's Subsidiary Guarantee and the payment of the principal of and interest on each and all of the Securities pursuant to such Subsidiary Guarantor's Subsidiary Guarantee is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Guarantor Senior Indebtedness.

          Anything in the Subsidiary Guarantee, the Securities or in this Indenture to the contrary notwithstanding, the indebtedness evidenced by such Subsidiary Guarantor's Subsidiary Guarantee shall be subordinate and junior in right of payment, in all respects, to all Guarantor Senior Indebtedness of such Subsidiary Guarantor, whether outstanding at the Issue Date or incurred after the Issue Date. Without limiting the effect of the foregoing, "subordinate" and "junior" as used herein shall include within their meanings the following:

             (i) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Subsidiary Guarantor or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Subsidiary Guarantor, whether or not involving insolvency or bankruptcy proceedings, then (A) all Guarantor Senior Indebtedness of such Subsidiary Guarantor shall first be paid in full, or such payment be provided for, before any payment on account of principal or interest is made upon the Indebtedness evidenced by the Subsidiary

     Guarantee of such Subsidiary Guarantor, and (B) in any such proceedings any payment or distribution of any kind or character (including without limitation any distribution realized from or attributable to any security interest of the Holders of the Securities in property or assets of such Subsidiary Guarantor), whether in cash or property or securities which may be payable or deliverable in respect of the Subsidiary Guarantee of such Subsidiary Guarantor, shall be paid or delivered directly to the holders of such Guarantor Senior Indebtedness of such Subsidiary Guarantor (or the representative or representatives of such holders or the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been issued) for application in payment thereof, unless and until such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been paid in full or such payment shall have been provided for; provided that
     (1) in the event that payment or delivery of such cash, property or securities to the Holders of the Securities is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Subsidiary Guarantee of such Subsidiary Guarantor to Guarantor Senior Indebtedness of such Subsidiary Guarantor, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable law, no payment or delivery of such cash, property or securities payable or deliverable with respect to the Securities need be made to the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor, (2) no such delivery need be made of securities which are issued pursuant to voluntary reorganization, dissolution, or liquidation proceedings by such Subsidiary Guarantor or by such Subsidiary Guarantor as reorganized, if such securities are subordinate and junior to the payment of all Guarantor Senior Indebtedness of such Subsidiary Guarantor then outstanding to the same extent as the Subsidiary Guarantee of such Subsidiary Guarantor and (3) if, pursuant to the foregoing, a payment or delivery of cash, property or securities is to be made to the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor (or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been issued) from a distribution realized from or attributable to any security interest of the Holders of the Securities in property or assets of such Subsidiary Guarantor, such payment or delivery shall be made (x) first, to the holders of any Guarantor Senior Indebtedness of such Subsidiary Guarantor (or their representative or representatives) secured equally and ratably with the Holders of the Securities with respect to such property or assets or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Indebtedness of such Subsidiary Guarantor held or represented by each, until such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been paid in full or such payment shall have been provided for and (y) then, to the extent such payment or delivery shall not be required to pay the Guarantor Senior Indebtedness of such Subsidiary Guarantor referred to in the foregoing clause (x), to the other holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor (or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been issued), ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Indebtedness of such Subsidiary Guarantor held or represented by each, until such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been paid in full or such payment shall have been provided for;

             (ii) no payment or prepayment of any principal, premium (if any) or interest on account of and no repurchase, redemption or other retirement (whether at the option of the Holder or otherwise) of the Securities shall be made, if at the time of such payment, prepayment, repurchase, redemption or retirement, or immediately after giving effect thereto, there shall exist a default in the payment or prepayment of any Guarantor Senior Indebtedness of such Subsidiary Guarantor;

             (iii) in the event that any Security is declared due and payable because of the occurrence of an Event of Default (under circumstances when the provisions of the foregoing clause (i) shall not be applicable), the Holders of the Securities shall be entitled to payment only after there shall first have been paid in full the Guarantor Senior Indebtedness of such Subsidiary Guarantor outstanding at the time such Security so becomes due and payable because of such Event of Default, or provision for such payment shall have been made; and

             (iv) in the event that (A) any of the events described in clauses
     (i), (ii) and (iii) occurs and (B) notwithstanding the provisions therein, any payment or distribution of assets of such Subsidiary Guarantor of any kind or character (including any distribution realized from or attributable to any security interest of the Holders of the Securities in property or assets of such Subsidiary Guarantor), whether in cash, property or securities, shall be received by the Holders of the Securities (or their representative or representatives or the Trustee under this Indenture) before all Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been paid in full, or provision made for such payment in accordance with the terms of the Guarantor Senior Indebtedness of such Subsidiary Guarantor, except as provided in subclauses (1) and (2) of the proviso to clause (i) above, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness of such Subsidiary Guarantor (or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Guarantor Senior Indebtedness of such Subsidiary Guarantor shall have been issued), as their respective interests may appear under said clauses (i),
     (ii) and (iii), for application to the payment of all such Guarantor Senior Indebtedness of such Subsidiary Guarantor remaining unpaid to the extent necessary to pay such Guarantor Senior Indebt-edness of such Subsidiary Guarantor in full in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness of such Subsidiary Guarantor.

          SECTION 12.7  Subrogation.

          Subject to the payment in full of all Guarantor Senior Indebtedness, holders of a Subsidiary Guarantee shall be subrogated to the rights of the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor to receive payments or distributions of cash, property or securities of such Subsidiary Guarantor applicable to Guarantor Senior Indebtedness of such Subsidiary Guarantor until all amounts owing on the Securities pursuant to such Subsidiary Guarantor's Subsidiary Guarantee shall be paid in full, and as between such Subsidiary Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness, and holders of such Subsidiary Guarantee, no such payment or distribution made to the holders of such Guarantor Senior Indebtedness by virtue of this Article XII which otherwise would have been made to such holders shall be deemed to be a payment by such Subsidiary Guarantor on account of such Guarantor Senior Indebtedness, it being understood that the provisions of this
Article XII are and are intended solely for the purpose of defining the relative rights of the holders of such Subsidiary Guarantee, on the one hand, and the holders of Guarantor Senior Indebtedness, on the other hand.

          SECTION 12.8  Relative Rights.

          Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities or this Subsidiary Guarantee is intended to or shall impair, as between the Subsidiary Guarantor, its creditors other than the holders of its Guarantor Senior Indebtedness, and the holders of its Subsidiary Guarantee, the obligation of such Subsidiary Guarantor, which is absolute and unconditional, to pay to the holders of the Securities pursuant to its Subsidiary Guarantee the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of its Subsidiary Guarantee and creditors of such Subsidiary Guar-antor other than the holders of its Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any holder of its Subsidiary Guarantee from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XII of the holders of Guarantor Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Securityholders.

          Upon payment or distribution of assets of such Subsidiary Guarantor referred to in this Article XII, the Trustee and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of such Subsidiary Guarantor is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee, or agent or other person making any payment or distribution, to the Trustee or to the holders of its Subsidiary Guarantee for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of its Guarantor Senior Indebtedness and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

          Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities or this Subsidiary Guarantee, shall affect the obligations of such Subsidiary Guarantor to make, or prevent such Subsidiary Guarantor from making, payment of the principal of or interest on the Securities pursuant to its Subsidiary Guarantee in accordance with the provisions hereof and thereof, except as otherwise provided in this Article XII.

          SECTION 12.9  Trustee to Effectuate Subordination.

          Each holder of a Subsidiary Guarantee, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XII and ap-
points the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 12.10 Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to holders of a Subsidiary Guarantee or any Subsidiary Guarantor or any other person moneys or assets to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

          SECTION 12.11  Notice By Subsidiary Guarantor.

          The Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to such Subsidiary Guarantor that would prohibit the making of any payment of moneys to or by the Trustee pursuant to this Article. Subject to the provisions of Sections 7.5 and 7.1 but notwithstanding any other provisions of this Indenture, the Trustee and any Paying Agent shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, or the taking of any other action by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof from such Subsidiary Guarantor at least three Business Days prior to the making of any such payment, the Securityholders, the holders of any Guarantor Senior Indebtedness or the representative of any such holders.

          SECTION 12.12  Rights of Trustee.

          The Trustee shall be entitled to all the rights set forth in this
Article XII with respect to any Guarantor Senior Indebtedness of such Subsidiary Guarantor by the time held by the Trustee, to the same extent as any other holder of Guarantor Senior Indebtedness.

          SECTION 12.13  Subsidiary Guarantor May Not Impair Subordination.

          No right of any present or future holder of any Guarantor Senior Indebtedness of such Subsidiary Guarantor to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of such Subsidiary Guarantor or by any noncompliance by such Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          SECTION 12.14  Rights of Paying Agent.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XII in addition to or in place of the Trustee, provided that Sections 12.11 and 12.12 shall not apply to such Subsidiary Guarantor if it acts as Paying Agent.

                                                                       EXHIBIT C

                                   GUARANTEE
                                   ---------

          For value received, the undersigned hereby unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article XII of the Indenture and this Subsidiary Guarantee. This Subsidiary Guarantee will become effective in accordance with Article XII of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

          The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article XII of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee and all of the other provisions of the Indenture to which this Subsidiary Guarantee relates. The Indebtedness evidenced by this Subsidiary Guarantee is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash or cash equivalents of all Guarantor Senior Indebtedness as defined in the Indenture, and this Subsidiary Guarantee is issued subject to such provisions. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary to appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose, provided that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.

          This Subsidiary Guarantee is subject to release upon the terms set forth in the Indenture.

                                    [NAME OF GUARANTOR]


                                    By:______________________
                                    Name:
                                    Title:

                                                                       EXHIBIT D

                        FORM OF CERTIFICATE OF TRANSFER

Navistar Financial Corporation
2850 West Golf Road
Rolling Meadows, Illinois 60008

Attention:

[Name and Address of Registrar]

          Re:  9% Senior Subordinated Notes due 2002

          Reference is hereby made to the Indenture, dated as of May 30, 1997 (the "Indenture"), between Navistar Financial Corporation (the "Issuer") and The Fuji Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          ________________, (the "Transferor") owns and proposes to transfer the Security[s] specified in Annex A hereto in the principal amount of $___ in such Security[s] (the "Transfer"), to ________ (the "Transferee"), as further specified in Annex A hereto. In the event that Transferor holds Physical Securities, this Certificate is accompanied by one or more certificates aggregating at least the principal amount of Securities proposed to be Transferred. In connection with the Transfer, the Transferor hereby certifies that:

1. [_] CHECK IF TRANSFEREE WILL TAKE AN INTEREST IN THE 144A GLOBAL SECURITY. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Security will be subject to the restrictions on transfer enumerated in the Securities Act Legend and in the Indenture and the Securities Act.

2. [_] CHECK IF TRANSFEREE WILL TAKE AN INTEREST IN THE REGULATION S GLOBAL SECURITY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the Security will be subject to the restrictions on Transfer enumerated in the Securities Act Legend printed on the Regulation S Global Security and in the Indenture and the Securities Act.

3. [_] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A RESTRICTED PHYSICAL SECURITY PURSUANT TO RULE 144A OR REGULATION S. One or more of the events specified in Section 2.6(a) of the Indenture have occurred and the Transfer is being effected in compliance with the transfer restrictions applicable to Securities bearing the Securities Act Legend and pursuant to and in accordance with the Securities Act, and accordingly the Transferor hereby further certifies that (check one):

     (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act and the

Transferor certifies to the effect set forth in paragraph 1 above; or

     (b) [_] such Transfer is being effected pursuant to and in accordance with Rule 904 under the Securities Act and the Transferor certifies to the effect set forth in paragraph 2 above.

4. [_] CHECK IF TRANSFEREE WILL TAKE AN INTEREST IN THE UNRESTRICTED GLOBAL SECURITY The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture, and the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transfer Securities will no longer be subject to the restrictions on transfer enumerated in the Securities Act Legend and in the Indenture and the Securities Act.

5. [_] CHECK IF TRANSFEREE WILL TAKE AN INTEREST IN THE PHYSICAL GLOBAL SECURITY THAT DOES NOT BEAR THE SECURITIES ACT LEGEND One or more of the events specified in Section 2.6(a) of the Indenture have occurred and the Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture, and the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Securities will no longer be subject to the restrictions on transfer enumerated in the Securities Act Legend and in the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantors.


                              ___________________________________
                              [Insert Name of Transferor]

                              By: _______________________________
                                  Name:
                                  Title:

Dated:_________________

                         FORM OF ANNEX A TO CERTIFICATE
                                  OF TRANSFER

1.   The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

          (a)  [_]  Interests in the

          (i)  [_]  144A Global Security (CUSIP _____), or
         (ii)  [_]  Regulation S Global Security (CINS _____).

     (b)  [_]  Physical Security.

     2.   That the Transferee will hold:

                                  [CHECK ONE]

          (a)  [_]  Interests in the:

          (i)  [_]  144A Global Security (CUSIP _____), or
         (ii)  [_]  Regulation S Global Security (CINS _____), or
        (iii)  [_]  Unrestricted Global Security (CUSIP _____); or

     (b)  [_]  Physical Securities that bear the Securities Act Legend;

     (c)  [_]  Physical Securities that do not bear the Securities Act Legend;

in accordance with the terms of the Indenture.

                                                                       EXHIBIT E

                        FORM OF CERTIFICATE OF EXCHANGE

Navistar Financial Corporation
2850 West Golf Road
Rolling Meadows, Illinois  60008

Attention:

[Name and Address of Registrar]

          Re:  9% Senior Subordinated Notes due 2002

                            (CUSIP _______________)

          Reference is hereby made to the Indenture, dated as of May 30, 1997 (the "Indenture"), between Navistar Financial Corporation (the "Issuer") and The Fuji Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          __________, (the "Holder") owns and proposes to exchange the Security[s] specified herein, in the principal amount of $___ in such Security[s] (the "Exchange"). In the event Holder holds Physical Securities, this Certificate is accompanied by one or more certificates aggregating at least the principal amount of Securities proposed to be Exchanged. In connection with the Exchange, the Holder hereby certifies that:

1. EXCHANGE OF RESTRICTED PHYSICAL SECURITIES OR INTERESTS IN THE INITIAL GLOBAL SECURITY FOR PHYSICAL SECURITIES THAT DO NOT BEAR THE SECURITIES ACT LEGEND OR UNRESTRICTED GLOBAL SECURITIES

     (a) [_] CHECK IF EXCHANGE IS FROM INITIAL GLOBAL SECURITIES TO THE UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Holder's Initial Global Security to the Unrestricted Global Security in an equal principal amount, the Holder hereby certifies (i) the Unrestricted Global Securities are being acquired for the Holder's own account without transfer,
(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Initial Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act") and (iii) the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act.

     (B) [_] CHECK IF EXCHANGE IS FROM RESTRICTED PHYSICAL SECURITIES TO AN INTEREST IN THE UNRESTRICTED GLOBAL SECURITY. In connection with the Holder's Exchange of Restricted Physical Securities for Interest in the Unrestricted Global Security, (i) the Interest in the Unrestricted Global Security are being acquired for the Holder's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Securities and pursuant to and in accordance with the Securities Act and (iii) the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act.

     (C) [_] CHECK IF EXCHANGE IS FROM RESTRICTED PHYSICAL SECURITIES TO PHYSICAL SECURITIES THAT DO NOT BEAR THE SECURITIES ACT LEGEND. In connection with the Holder's Exchange of a Restricted Physical Security for Physical Securities that do not bear the Securities Act Legend, the Holder hereby certifies (i) the Physical Securities that do not bear the Securities Act Legend are being acquired for the Holder's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act and (iv) one or more of the events specified in Section 2.6(a) of the Indenture have occurred.

2. [_] CHECK IF EXCHANGE IS FROM RESTRICTED PHYSICAL SECURITIES TO INTERESTS IN AN INITIAL GLOBAL SECURITY . In connection with the Exchange of the Holder's Restricted Physical Security for interests in the Initial Global Security in the [CHECK ONE] [_] 144A Global Security, [_] Regulation S Global Se curity, with an equal principal amount, (i) the interests in the Initial Global Security are being acquired for the Holder's own account without transfer and
(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Physical Security and pursuant to and in accordance with the Securities Act. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Initial Global Security issued will be subject to the restrictions on transfer enumerated in the Securities Act Legend printed on the Initial Global Securities and in the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantors.


                              ______________________________
                              [Insert Name of Holder]

                              By: __________________________
                                  Name:
                                  Title:

Dated:_________________